UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22431

RiverPark Funds Trust

(Exact name of registrant as specified in charter)

156 West 56th Street, 17th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Morty Schaja

156 West 56th Street, 17th Floor

New York, NY 10019

(Name and address of agent for service)

With copies to:

Thomas R. Westle

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

Registrant’s telephone number, including area code: 212-484-2100

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report September 30, 2019
Investment Adviser: RiverPark Advisors, LLC

RiverPark Large Growth Fund

Retail Class and Institutional Class Shares

RiverPark/Wedgewood Fund

Retail Class and Institutional Class Shares

RiverPark Short Term High Yield Fund

Retail Class and Institutional Class Shares

RiverPark Long/Short Opportunity Fund

Retail Class and Institutional Class Shares

RiverPark Strategic Income Fund

Retail Class and Institutional Class Shares

RiverPark Floating Rate CMBS Fund

Retail Class and Institutional Class Shares

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports no longer will be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 888-564-4517.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 888-564-4517. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all RiverPark Funds if you invest directly with the Funds.

Table of Contents

Management’s Discussion of Fund Performance and Analysis
RiverPark Large Growth Fund	1
RiverPark/Wedgewood Fund	3
RiverPark Short Term High Yield Fund	5
RiverPark Long/Short Opportunity Fund	8
RiverPark Strategic Income Fund	12
RiverPark Floating Rate CMBS Fund	15
Schedules of Investments
RiverPark Large Growth Fund	17
RiverPark/Wedgewood Fund	18
RiverPark Short Term High Yield Fund	19
RiverPark Long/Short Opportunity Fund	22
RiverPark Strategic Income Fund	25
RiverPark Floating Rate CMBS Fund	31
Statements of Assets and Liabilities	33
Statements of Operations	35
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	65
Trustees and Officers of the Trust	66
Disclosure of Fund Expenses	68
Approval of Continuance of Investment Advisory and Sub-Advisory Agreements	70
Notice to Shareholders	73

The RiverPark Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Port within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-Port reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent period ended June 30 is available (i) without charge, upon request, by calling 888-564-4517; and (ii) on the Commission’s website at http://www.sec.gov.

Management’s Discussion of Fund Performance and Analysis

RiverPark Large Growth Fund (Unaudited)

For the fiscal year ended September 30, 2019, the RiverPark Large Growth Fund (the “Fund”) gained 2.18% and 1.91% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 3.71% and the S&P 500 Index gained 4.25%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares lost 16.93% for the December quarter, gained 15.72% for the March quarter, gained 7.38% for the June quarter and lost 1.01% in the September quarter.

The Fund’s investment results were not uniform across sectors. During the period, the Fund’s best performing sectors were Information Technology, Real Estate, Industrials and Financials whereas the Fund’s worst performing sectors were Health Care, Energy, and Consumer Staples. The Fund’s best performers during the period were Microsoft, Blackstone, American Tower, Costar Group and Equinix whereas the Fund’s worst performers were Align, EOG Resources, Teradata, Activision Blizzard and Amazon.

The RiverPark Large Growth Fund seeks to make investments in securities of large capitalization companies, which it defines as those in excess of $5 billion. The Fund invests in what it believes are exciting growth businesses with significant long-term growth potential, but patiently waits for opportunities to purchase these companies at attractive prices. RiverPark believes the style is best described as a “value orientation toward growth.” RiverPark believes that the current market environment provides it with an opportunity to own a diversified portfolio of growth stocks at attractive valuations. Management is cautiously optimistic that the Fund can achieve above average rates of return over the next few years.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Total Return Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

Morningstar Large Growth portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Large Growth Fund,
Retail Class Shares, versus the Russell 1000 Growth Index TR, the S&P 500 Index TR
and the Morningstar Large Growth Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2019
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	2.18%	15.68%	10.20%	13.17%
Retail Class Shares	1.91%	15.36%	9.93%	12.89%
Russell 1000 Growth Index TR	3.71%	16.89%	13.39%	15.18%
S&P 500 Index TR	4.25%	13.39%	10.84%	13.58%
Morningstar Large Growth Category	1.89%	14.52%	10.94%	12.86%

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
$35,717
$31,476
$29,777
$29,728
RiverPark Large Growth Fund, Retail Class Shares
Russell 1000 Growth Index TR
S&P 500 Index TR
Morningstar Large Growth Category

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective July 31, 2016, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark/Wedgewood Fund (Unaudited)

For the fiscal year ended September 30, 2019, the RiverPark/Wedgewood Fund (the “Fund”) gained 2.63% and 2.34% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 3.71% and the S&P 500 Index gained 4.25%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares lost 15.15% for the December quarter, gained 15.12% for the March quarter, gained 4.72% for the June quarter and gained 0.33% in the September quarter.

The Fund’s investment results were not uniform across sectors. During the period, the Fund’s best performing sectors were Health Care, Consumer Discretionary, and Communication Services whereas the Fund’s worst performing sectors were Information Technology, Energy, Financials and Industrials. The Fund’s best performers during the period were Edwards Lifesciences, Starbucks, PayPal, Fastenal and Motorola. The Fund’s worst performers were Qualcomm, Apple, Schlumberger, Old Dominion Freight, and Charles Schwab.

The RiverPark/Wedgewood Fund seeks to make investments in about 19-21 companies, with market capitalizations in excess of $5 billion, which it believes have above-average growth prospects. The Fund invests in businesses that it believes are market leaders with a long-term sustainable competitive advantage. It patiently waits for opportunities to purchase what it believes are great businesses at attractive prices. While the Fund invests in growth.it believes that valuation is the key to generating attractive returns over the long-term. Unlike most growth investors, Wedgewood is not a momentum investor but rather a contrarian growth investor. Wedgewood is a firm that believes in investing as opposed to trading and generally experiences an annual portfolio turnover of 25%-30%.Wedgewood believes that the current market environment provides it with an opportunity to own a portfolio of growth stocks at attractive valuations. Management is cautiously optimistic that the Fund can achieve above average rates of return over the next few years.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Total Return Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

Morningstar Large Growth portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark/Wedgewood Fund,
Retail Class Shares, versus the Russell 1000 Growth Index TR, the S&P 500 Index TR and the Morningstar Large Growth Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2019
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	2.63%	12.42%	7.33%	11.52%
Retail Class Shares	2.34%	12.15%	7.15%	11.31%
Russell 1000 Growth Index TR	3.71%	16.89%	13.39%	15.18%
S&P 500 Index TR	4.25%	13.39%	10.84%	13.58%
Morningstar Large Growth Category	1.89%	14.52%	10.94%	12.86%

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective June 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Short Term High Yield Fund (Unaudited)

For the fiscal year ended September 30, 2019, the RiverPark Short Term High Yield Fund (the “Fund”) gained 2.81% and 2.56% on its Institutional Class Shares and Retail Class Shares, respectively, while the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index gained 5.35%, the ICE BofA Merrill Lynch 1-Year U.S. Treasury Index gained 3.13% and the ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials gained 3.42%.

Investment results for the Fiscal Year were largely consistent across quarters. The Institutional Class Shares gained 0.14% for the December quarter, 1.39% for the March quarter, 0.92% for the June quarter and 0.35% in the September quarter.

The Fund realized positive contributions from its investments in all five of its categories of investment. The Fund realized a contribution to its performance of 1.37% in the Short Term Maturities Category, 1.14% in Cushion Bonds, 0.65% in Redeemed Debt, 0.39% in Event-Driven and 0.02% in Strategic Recap investments.

The Fund continues to strive for an attractive yield while maintaining a weighted average maturity of less than one year. As of September 30, 2019, 76% of the Fund’s invested portfolio is expected to mature or be repaid within 90 days, while 88% of the Fund’s invested portfolio is expected to mature or be repaid within 12 months. Over 57% of the invested portfolio is expected to be repaid as the result of a corporate event (redemption or early retirement due to an acquisition or recapitalization).

The RiverPark Short Term High Yield Fund focuses on short term high yield securities for which they believe credit ratings do not accurately reflect a company’s ability to meet their short term credit obligations. The RiverPark Short Term High Yield Fund seeks to make investments in fixed income securities of companies that have announced or, in Cohanzick’s opinion, will announce a funding event, reorganization or other corporate event that they believe will have a positive impact on a company’s ability to repay their debt. Additionally, the Fund will invest in securities in which it perceives there is limited near term risk of default. In Cohanzick’s view, the risks associated with investing in short term high yield debt are very different from investing in long-dated paper in which operating performance and business sustainability are of primary concern.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Master Index tracking the performance of U.S. dollar denominated investment grade rated corporate debt publicly issued in the U.S. domestic market. This subset includes all securities with a remaining term to maturity of less than 3 years.

The ICE BofA Merrill Lynch 1-Year U.S. Treasuries Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials considers all securities from the ICE BofA Merrill Lynch US High Yield Master II Index and the ICE BofA Merrill Lynch U.S. High Yield 0-1 Year Index, and then applies the following filters: securities greater than or equal to one month but less than 3 years to final maturity, and exclude all securities with Level 2 sector classification = Financial (FNCL).

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Short Term High Yield Fund,
Retail Class Shares, versus the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, the ICE BofA Merrill Lynch
1-Year U.S. Treasury Index and the ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2019
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	2.81%	2.76%	2.61%	3.15%
Retail Class Shares	2.56%	2.47%	2.34%	2.86%
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index	5.35%	2.60%	2.28%	2.31%
ICE BofA Merrill Lynch 1-Year U.S. Treasury Index	3.13%	1.60%	1.12%	0.77%
ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials	3.42%	5.42%	5.26%	5.48%

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$16,162
$12,894
$12,289
$10,718
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
RiverPark Short Term High Yield Fund, Retail Class Shares
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index
ICE BofA Merrill Lynch 1-Year U.S. Treasury Index
ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective September 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Long/Short Opportunity Fund (Unaudited)

For the fiscal year ended September 30, 2019, the RiverPark Long/Short Opportunity Fund (the “Fund”) gained 0.75% and 0.50% on its Institutional Class Shares and Retail Class Shares respectively, while the S&P 500 Index gained 4.25% and the Morningstar Long/Short Equity Category lost 1.82%. The average gross and net month-end exposures of the Fund for the fiscal year were 130% and 52% (long 91%, short 39%), respectively.

The Fund’s long positions contributed approximately 0.9% and the Fund’s short positions contributed approximately 1.6% for the fiscal year ended September 30, 2019.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares lost 12.37% for the December quarter, gained 10.32% for the March quarter, gained 5.79% for the June quarter and lost 1.49% in the September quarter.

The Fund’s investment results were not uniform across sectors. During the period, the Fund’s best performing sectors were Real Estate, Consumer Discretionary, Information Technology, Communication Services Financials and Industrials. Whereas the Fund’s worst performing sectors were Health Care, Consumer Staples, Energy, and Materials. The Fund’s best performers during the period were Microsoft, Blackstone, American Tower, CoStar Group and Servicenow Inc. Whereas the Fund’s worst performers were Activision Blizzard, Align, EOG Resources, Teradata and Amazon.

Derivatives as a category detracted approximately 1.37% from the Fund’s performance.

The RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that the Fund’s investment adviser believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long-term. The Fund is an opportunistic long/short investment fund. The Fund’s investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets. The Adviser believes the long book is currently comprised of businesses that are attractively priced as, on average, their businesses have experienced earnings growth in excess of their stock price gains. The Adviser believes the substantial appreciation of the short book, much of it due to valuation expansion along with or exceeding the market’s, has created an unusually attractive opportunity to short businesses that it believes are flawed at what it believes are full or excessive values.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

The Morningstar Long/Short Equity Category portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral - dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Long/Short Opportunity Fund

Supplemental Disclosure (Unaudited):

The following represents a reconciliation of accounting principles generally accepted in the United States of America (“GAAP”) to non-GAAP exposure for underlying investments that are held by the Fund through investments in common stock and total return swap transactions as of September 30, 2019. The total non-GAAP exposure is calculated by using the common stock plus the notional swap values divided by the net asset value of the Fund as of September 30, 2019.

Reconciliation of GAAP to Non-GAAP Long/Short Exposure by Underlier
September 30, 2019

Common Stock and Total Return Swaps:
	GAAP Notional Exposure	Non-GAAP Notional Exposure
Activision Blizzard
Common Stock	0.0%	0.0%
Total Return Swap	—	1.5%
	0.0%	1.5%
Adobe
Common Stock	2.9%	2.9%
Total Return Swap	—	0.1%
	2.9%	3.0%
Alphabet, Cl A
Common Stock	2.3%	2.3%
Total Return Swap	—	0.2%
	2.3%	2.5%
Alphabet, Cl C
Common Stock	2.3%	2.3%
Total Return Swap	—	0.2%
	2.3%	2.5%
Amazon.com
Common Stock	4.7%	4.7%
Total Return Swap	—	0.3%
	4.7%	5.0%
Apple
Common Stock	3.8%	3.8%
Total Return Swap	—	0.8%
	3.8%	4.6%
Autod Desk Inc
Common Stock	0.0%	0.0%
Total Return Swap	—	2.6%
	0.0%	2.6%
Facebook, Cl A
Common Stock	3.7%	3.7%
Total Return Swap	—	0.2%
	3.7%	3.9%
Five Below
Common Stock	0.0%	0.0%
Total Return Swap	—	2.3%
	0.0%	2.3%

	GAAP Notional Exposure	Non-GAAP Notional Exposure
InterXion Holding
Common Stock	2.3%	2.3%
Total Return Swap	—	0.4%
	2.3%	2.7%
Microsoft
Common Stock	5.4%	5.4%
Total Return Swap	—	0.4%
	5.4%	5.8%
NIKE, Cl B
Common Stock	2.9%	2.9%
Total Return Swap	—	0.7%
	2.9%	3.6%
Salesforce.com
Common Stock	3.0%	3.0%
Total Return Swap	—	0.7%
	3.0%	3.7%
Remaining Underliers Common Stock	59.7%	59.7%

Total Common Stock & Total Return Swaps	93.0%	103.4%

Securities Sold Short, Not Yet Purchased and Total Return Swaps:
	GAAP Notional Exposure	Non-GAAP Notional Exposure
Securities Sold Short, Not Yet Purchased	0.0%	0.0%
Total Return Swaps	0.0%	-52.6%

Total Securities Sold Short, Not Yet Purchased and Total Return Swaps	0.0%	-52.6%

*	See pages 22-24 for the Schedule of Investments, which presents a complete listing of the securities held by the Fund as of September 30, 2019.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Long/Short Opportunity Fund,
Retail Class Shares, versus the S&P 500 Index TR and the Morningstar Long/Short Equity Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2019
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	0.75%	11.41%	6.25%	7.21%
Retail Class Shares	0.50%	11.18%	6.05%	7.06%
S&P 500 Index TR	4.25%	13.39%	10.84%	13.23%
Morningstar Long/Short Equity Category	-1.60%	4.16%	2.39%	3.35%

*

Fund commenced operations on March 30, 2012. The performance data quoted for periods prior to March 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations on September 30, 2009. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

For periods after March 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Strategic Income Fund (Unaudited)

For the fiscal year ended September 30, 2019, the RiverPark Strategic Income Fund (the “Fund”) gained 1.17% and 1.02% on its Institutional Class Shares and Retail Class Shares, respectively, while the Bloomberg Barclays U.S. Aggregate Bond Index gained 10.30%, the Morningstar Multisector Bond Category gained 6.70%, and the Morningstar High Yield Bond Category gained 5.19%.

Investment results for the Fiscal Year were not uniform across quarters. The Institutional Class Shares lost 1.59% for the December quarter, gained 1.95% for the March quarter, gained 1.16% for the June quarter and lost 0.32% in the September quarter.

The Fund realized positive contributions from four of its seven categories of investment. The Fund realized a contribution to its performance of 1.92% in Buy and Hold “Money Good”, 0.47% in Interest Rate Resets, 0.45% in RiverPark Short Term High Yield Bond Fund Overlap, and 0.35% in Off the Beaten Path. Whereas the Fund lost 0.01% in Priority Based (Above the Fray), 0.53% in Hedges, and 0.69% in Other (ABS) category of investments.

As of September 30, 2019, the Fund’s net assets were weighted by category as follows: 11.21% was held in RiverPark Short Term High Yield Bond Fund Overlap investments, 41.99% in the Buy & Hold “Money Good” category, 7.68% in Off The Beaten Path, 1.97% in Other (ABS), 5.60% in the Priority Based (Above the Fray), 22.34% in Interest Rate Resets (floaters, cushion bonds), -4.38% in Hedges, with the remaining 13.61% in cash and cash equivalents. Across all categories, 59.41% of the net assets was held in high yield securities and 26.98% was held in investment grade securities. The Fund held 119 positions as of this date, 8 of which were held in the RiverPark Short Term High Yield Bond Fund Overlap category and 111 of which were not.

RiverPark Strategic Income Fund seeks high current income and capital appreciation consistent with the preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds and income producing equities that Cohanzick deems appropriate for the Fund’s investment objective. The Fund will primarily invest in both investment grade and non-investment grade “Money Good” securities, for which the enterprise value of the issuing company exceeds the value of the senior and equally ranked debt of the considered investment. Therefore, we believe the risk of loss of principal due to permanent impairment is minimal. The Fund expects to invest in securities that are not widely followed, which Cohanzick believes offer better returns with little or no additional credit risk.

Footnotes:

“Money Good” is a term used by the Adviser to describe debt it believes will be paid off in full under current market conditions and on a strict priority basis.

High yield and investment grade classification of securities was based on Bloomberg Composite Ratings.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based unmanaged index of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgages pass-throughs), asset backed securities, and commercial backed securities.

The Morningstar Multisector Bond Category portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.

The Morningstar High Yield Bond Category portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Strategic Income Fund,
Retail Class Shares, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the Morningstar Multisector Bond Category and the Morningstar High Yield Bond Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2019
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	1.17%	3.65%	2.91%	3.60%
Retail Class Shares	1.02%	3.39%	2.62%	3.33%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	2.92%	3.38%	3.48%
Morningstar Multisector Bond Category	6.70%	4.01%	3.41%	3.82%
Morningstar High Yield Bond Category	5.19%	4.95%	3.97%	4.30%

$13,000
$12,000
$11,000
$10,000
$9,000
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
$12,878
$12,520
$12,274
$12,172
RiverPark Strategic Income Fund, Retail Class Shares
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar Multisector Bond Category
Morningstar High Yield Bond Category

*	Fund commenced operations on September 30, 2013.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective March 31, 2014, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Floating Rate CMBS Fund (Unaudited)

For the fiscal year ended September 30, 2019, the RiverPark Floating Rate CMBS Fund (the “Fund”) gained 3.15% and 2.95% on its Institutional Class Shares and Retail Class Shares respectively, while the Bloomberg Barclays U.S. Investment-Grade CMBS Index gained 10.40% and the Bloomberg Barclays U.S. Aggregate Bond Index gained 10.30%.

The Fund strives for an attractive yield while maintaining a portfolio that is substantially comprised of floating rate CMBS investments with a weighted average maturity of less than five years. As of September 30, 2019, the weighted average coupon for the Fund was 4.45%, 100% of the Fund’s invested portfolio was floating rate and the weighted average maturity of the portfolio was just under 2 years.

Investment results for the Fiscal Year were not uniform across quarters. The Fund was fully invested and all assets were performing and paying monthly coupons throughout the year. The Institutional Class Shares lost 0.53% for the December quarter, then gained 1.69% for the March quarter, 1.16% for the June quarter and 0.82% in the September quarter.

The RiverPark Floating Rate CMBS Fund emphasizes floating rate Single Asset / Single Borrower (SASB) loans that are structured as Commercial Mortgage Backed Securities (CMBS). The RiverPark Floating Rate CMBS Fund seeks to make investments in larger ($500+ million) securitizations of income producing commercial real estate loans secured by institutional quality assets with well-regarded sponsors. The Fund emphasizes investments that have conservative credit metrics including a weighted average loan-to-value ratio (LTV) of below 60%.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Bloomberg Barclays U.S. Investment-Grade CMBS Index measures the market of US Agency and US Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300mn.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial back securities (agency and nonagency).

Loan-to-Value Ratio (or LTV): In order to calculate the Loan-to-Value Ratio at the Fund’s level in the capital structure (also referred to as “attachment point”), the Total Loan is divided by the underlying value of the commercial real estate securing the Fund’s investment. The Loan-to-Value Ratio is important to understanding the amount of credit support that protects the Fund’s investment. For example, if the Total Loan is $200 million and the property is appraised at $400 million, then the Loan-to-Value ratio would be 50%. A lower Loan-to-Value Ratio indicates that our investment has more credit support than a loan with a higher LTV.

Weighted Average Coupon is used to determine the gross interest rates of multiple mortgages that underline the CMBS. The Weighted Average Coupon represents the average interest rate of different pools of mortgages with varying interest rates.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Floating Rate CMBS Fund,
Retail Class Shares, versus the Bloomberg Barclays U.S. Investment-Grade CMBS Index and Bloomberg Barclays U.S. Aggregate Bond Index

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2019
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	3.15%	4.00%	3.49%	6.06%
Retail Class Shares	2.95%	3.76%	3.33%	5.98%
Bloomberg Barclays U.S. Investment-Grade CMBS Index	10.40%	3.31%	3.79%	5.12%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	2.92%	3.38%	3.59%

*

Fund commenced operations on September 30, 2016. The performance data quoted for period prior to September 30, 2016 is that of the Predecessor Fund. The Predecessor Fund commenced operations on May 31, 2010. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

Furthermore, on November 12, 2018 the Interval Fund reorganized as an open-end mutual fund with daily liquidity. The performance data for the Retail Class Shares for periods prior to November 12, 2018 but after September 30, 2016 is that of the Institutional Class Shares adjusted to reflect the higher expense ratio applicable to the Retail Class Shares.

For periods after September 30, 2016, the returns shown above are calculated assuming reinvestments of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

RiverPark Large Growth Fund September 30, 2019

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 98.5%**
Communication Services – 14.1%
Activision Blizzard	15,316	$811
Alphabet, Cl A *	1,069	1,305
Alphabet, Cl C *	1,072	1,307
Facebook, Cl A *	9,899	1,763
Twitter *	31,549	1,300
Walt Disney	8,836	1,151
		7,637
Consumer Discretionary – 15.1%
adidas ADR	6,262	975
Amazon.com *	1,486	2,580
Booking Holdings *	373	732
Five Below *	10,326	1,302
NIKE, Cl B	16,334	1,534
Ulta Beauty *	4,209	1,055
		8,178
Consumer Staples – 1.0%
Constellation Brands, Cl A	2,695	559

Energy – 2.4%
Cabot Oil & Gas, Cl A	36,710	645
EOG Resources	9,030	670
		1,315
Financials – 8.5%
American Express	5,917	700
Blackstone Group, Cl A (a)	58,847	2,874
CME Group, Cl A	4,947	1,045
		4,619
Health Care – 11.6%
Exact Sciences *	11,291	1,020
Illumina *	2,894	881
Intuitive Surgical *	1,836	992
IQVIA Holdings *	8,710	1,301
SmileDirectClub, Cl A *	55,999	777
UnitedHealth Group	6,240	1,356
		6,327
Industrials – 5.1%
CoStar Group *	1,894	1,123
Northrop Grumman	4,404	1,651
		2,774
Information Technology – 36.0%
Adobe *	5,690	1,572
Apple	8,715	1,952
Autodesk *	9,508	1,404
InterXion Holding *	15,405	1,255
Mastercard, Cl A	5,660	1,537
Microsoft	19,946	2,773
Palo Alto Networks *	8,469	1,726
PayPal Holdings *	10,299	1,067
salesforce.com *	13,574	2,015
ServiceNow *	4,245	1,078
Teradata *	23,813	738
Twilio, Cl A *	9,180	1,009
Visa, Cl A	8,224	1,415
		19,541
Real Estate – 4.7%
American Tower REIT, Cl A	4,427	979
Equinix REIT	2,738	1,579
		2,558
Total Common Stock
(Cost $37,498) (000)		53,508

Total Investments — 98.5%
(Cost $37,498) (000)		$53,508

As of September 30, 2019, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

Percentages are based on Net Assets of $54,307 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	Security considered Master Limited Partnership. At September 30, 2019, these securities amounted to $2,874 (000) or 5.3% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

RiverPark/Wedgewood Fund September 30, 2019

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 98.0%**
Communication Services – 20.0%
Alphabet, Cl A *	6,162	$7,525
Electronic Arts *	35,565	3,479
Facebook, Cl A *	42,049	7,488
		18,492
Consumer Discretionary – 22.4%
Booking Holdings *	2,837	5,568
Ross Stores	31,855	3,500
Starbucks	48,340	4,274
Tractor Supply	54,735	4,950
Ulta Beauty *	9,555	2,395
		20,687
Health Care – 16.6%
Alcon *	53,950	3,145
Celgene *	34,110	3,387
Edwards Lifesciences *	40,256	8,853
		15,385
Industrials – 9.2%
CH Robinson Worldwide	42,022	3,562
Fastenal	150,650	4,922
		8,484
Information Technology – 29.8%
Apple	38,362	8,592
CDW	15,953	1,966
Motorola Solutions	17,744	3,024
NVIDIA	10,950	1,906
PayPal Holdings *	42,758	4,429
Visa, Cl A	44,407	7,638
		27,555
Total Common Stock
(Cost $58,627) (000)		90,603

Total Investments — 98.0%
(Cost $58,627) (000)		$90,603

As of September 30, 2019, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

Percentages are based on Net Assets of $92,445 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2019

Description	Face Amount (000)	Value (000)
Schedule of Investments
Corporate Obligations — 82.4%
Communication Services – 27.1%
Altice France
6.250%, 05/15/24 (a)	$25,071	$25,967
Altice Luxembourg
7.750%, 05/15/22 (a)	26,402	27,029
CCO Holdings
5.250%, 03/15/21	30,216	30,259
CSC Holdings
5.125%, 12/15/21 (a)	3,020	3,025
5.125%, 12/15/21 (a)	3,845	3,851
Lee Enterprises
9.500%, 03/15/22 (a)	13,770	13,839
Level 3 Financing
6.125%, 01/15/21	9,128	9,169
Level 3 Parent
5.750%, 12/01/22	19,688	19,816
5.750%, 12/01/22	152	153
Linkem
7.000%, VAR Euribor 3 Month+7.000%, 08/09/22 (a)	21,306	22,874
Mediacom Broadband
5.500%, 04/15/21	5,611	5,632
Sprint Communications
7.000%, 03/01/20 (a)	15,718	16,013
TEGNA
5.125%, 10/15/19	15,586	15,603
Telesat Canada
8.875%, 11/15/24 (a)	24,435	26,243
		219,473
Consumer Discretionary – 13.4%
1011778 BC ULC
4.625%, 01/15/22 (a)	61,185	61,197
Brookfield Residential Properties
6.500%, 12/15/20 (a)	8,117	8,130
Lennar
4.500%, 11/15/19	10,378	10,391
Murphy Oil USA
6.000%, 08/15/23	15,750	16,137
6.000%, 08/15/23	9,265	9,492
Toll Brothers Finance
6.750%, 11/01/19	2,726	2,741
		108,088
Consumer Staples – 2.0%
B&G Foods
4.625%, 06/01/21	7,634	7,664
Spectrum Brands
6.625%, 11/15/22	8,197	8,351
		16,015
Energy – 2.6%
Dynagas LNG Partners
6.250%, 10/30/19	16,091	16,123
Ship Finance International
5.750%, 10/15/21	4,674	4,893
		21,016
Health Care – 3.6%
Centene
5.625%, 02/15/21	23,030	23,369
Hill-Rom Holdings
5.750%, 09/01/23 (a)	5,549	5,711
		29,080
Industrials – 17.2%
American Airlines Group
5.500%, 10/01/19 (a)	29,453	29,453
Arconic
1.625%, 10/15/19	29,316	29,305
Ardagh Packaging Finance
4.625%, 05/15/23 (a)	7,180	7,369
Briggs & Stratton
6.875%, 12/15/20	8,667	8,905
HC2 Holdings
11.500%, 12/01/21 (a)	3,988	3,529
Nielsen Finance
4.500%, 10/01/20	28,136	28,244
Triumph Group
4.875%, 04/01/21	19,693	19,734
4.875%, 04/01/21	472	473
Virgin Australia Holdings
8.500%, 11/15/19 (a)	12,142	12,175
		139,187
Information Technology – 8.8%
CDK Global
3.800%, 10/15/19	3,009	3,011
CDW
5.000%, 09/01/23	40,314	41,358

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2019

Description	Face Amount (000)	Value (000)
Dell International
5.875%, 06/15/21 (a)	$12,353	$12,566
Xerox
5.625%, 12/15/19	13,972	14,129
		71,064
Materials – 5.5%
INVISTA Finance
4.250%, 10/15/19 (a)	22,549	22,574
Mercer International
7.750%, 12/01/22	4,704	4,889
Reynolds Group Issuer
5.750%, 10/15/20	17,050	17,107
		44,570
Utilities – 2.2%
Pacific Gas & Electric
4.250%, 05/15/21 (b)	5,879	5,930
3.500%, 10/01/20 (b)	8,730	8,796
3.250%, 09/15/21 (b)	3,264	3,268
		17,994
Total Corporate Obligations
(Cost $667,076) (000)		666,487

Commercial Paper — 4.1%(c)
Consumer Discretionary – 2.0%
Walgreens Boots Alliance
2.239%, 11/15/19	16,690	16,641

Materials – 2.1%
DuPont de Nemours
2.213%, 10/01/19 (a)	16,690	16,689

Total Commercial Paper
(Cost $33,333) (000)		33,330

Convertible Bond — 2.4%
Information Technology – 2.4%
Finisar
0.500%, 12/15/36	19,849	19,839

Total Convertible Bond
(Cost $19,780) (000)		19,839

Preferred Stock — 1.0%
Financials – 0.3%
Allstate
6.625%	79,480	1,984

Real Estate – 0.7%
Saul Centers
6.875%	233,706	5,856

Total Preferred Stock
(Cost $7,964) (000)		7,840

Common Stock — 0.4%
Energy – 0.3%
Sentinel Energy Services, Cl A *	246,502	2,532

Financials – 0.1%
Gordon Pointe Acquisition *	59,185	620

Total Common Stock
(Cost $3,108) (000)		3,152

Bank Loan Obligations — 8.2%(d)
Communication Services – 6.4%
LSC Communications
7.445%, VAR LIBOR USD 1 Month+5.500%, 09/30/22	11,510	9,592
Windstream Holdings
4.550%, 02/26/21	22,105	22,105
Zayo Group
4.112%, 01/13/21	19,753	19,782
		51,479
Energy – 0.6%
Pacific Gas & Electric
4.320%, 12/31/20	3,750	3,769
0.000%, 12/31/20 (e)	1,250	1,256
		5,025
Health Care – 0.8%
Kinetic Concepts
7.250%, 02/02/24	6,403	6,412

Information Technology – 0.4%
Internap
8.310%, VAR US LIBOR+5.750%, 04/06/22	4,842	3,244

Total Bank Loan Obligations
(Cost $69,710) (000)		66,160

Total Investments — 98.5%
(Cost $800,971) (000)		$796,808

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2019

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019 is as follows (000):

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation
Brown Brothers Harriman	10/03/19	EUR	21,094	USD	23,357	$364
						$364

The following is a list of the inputs used as of September 30, 2019 in valuing the Fund’s investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$666,487	$—	$666,487
Commercial Paper	—	33,330	—	33,330
Convertible Bond	—	19,839	—	19,839
Preferred Stock	7,840	—	—	7,840
Common Stock	3,152	—	—	3,152
Bank Loan Obligations	—	66,160	—	66,160
Total Investments in Securities	$10,992	$785,816	$—	$796,808

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$364	$—	$364
Total Other Financial Instruments	$—	$364	$—	$364

*	Forward contracts are valued at the unrealized appreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

Percentages are based on Net Assets of $809,121 (000).
*	Non-income producing security.
(a)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2019, these securities amounted to $318,234 (000) or 39.3% of Net Assets.

(b)	Security in default on interest payments.
(c)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at the time purchase.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(e)	Unfunded bank loan. Interest rate not available.

Cl — Class

EUR — Euro

LIBOR — London Interbank Offered Rate

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2019

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 93.0%**
Communication Services – 13.4%
Alphabet, Cl A *(a)	1,559	$1,904
Alphabet, Cl C *(a)	1,564	1,907
Facebook, Cl A *(a)	17,612	3,136
Twitter *	56,189	2,315
Walt Disney	15,074	1,964
		11,226
Consumer Discretionary – 12.7%
adidas ADR	10,895	1,696
Amazon.com *(a)	2,268	3,937
Booking Holdings *	498	978
NIKE, Cl B (a)	26,065	2,448
Ulta Beauty *	6,483	1,625
		10,684
Energy – 2.6%
Cabot Oil & Gas, Cl A	56,712	996
EOG Resources	15,773	1,171
		2,167
Financials – 8.4%
American Express	9,029	1,068
Blackstone Group, Cl A (b)	84,343	4,119
CME Group, Cl A	8,775	1,855
		7,042
Health Care – 11.4%
Exact Sciences *	14,764	1,334
Illumina *	3,728	1,134
Intuitive Surgical *	2,834	1,530
IQVIA Holdings *	13,844	2,068
SmileDirectClub, Cl A *	86,902	1,206
UnitedHealth Group	10,706	2,327
		9,599
Industrials – 5.2%
CoStar Group *	3,449	2,046
Northrop Grumman	6,337	2,375
		4,421
Information Technology – 34.4%
Adobe *(a)	8,701	$2,404
Apple (a)	14,226	3,186
InterXion Holding *(a)	24,123	1,965
Mastercard, Cl A	9,223	2,505
Microsoft (a)	32,907	4,575
Palo Alto Networks *	13,295	2,710
PayPal Holdings *	17,149	1,776
salesforce.com *(a)	16,875	2,505
ServiceNow *	7,583	1,925
Teradata *	41,956	1,300
Twilio, Cl A *	14,239	1,566
Visa, Cl A	14,320	2,463
		28,880
Real Estate – 4.9%
American Tower REIT, Cl A	7,498	1,658
Equinix REIT	4,268	2,462
		4,120
Total Common Stock
(Cost $57,083) (000)		78,139

Total Investments — 93.0%
(Cost $57,083) (000)		$78,139

The following is a list of the inputs used as of September 30, 2019 in valuing the Fund’s investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$78,139	$—	$—	$78,139
Total Investments in Securities	$78,139	$—	$—	$78,139

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Swaps‡
Unrealized Appreciation	$—	$1,950	$—	$1,950
Unrealized Depreciation	—	(658)	—	(658)
Total Other Financial Instruments	$—	$1,292	$—	$1,292

‡	Equity Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2019

A list of open swap agreements held by the Fund at September 30, 2019 was as follows:

Equity Swap Agreements
Company Reference	Counterparty	Receive (Pay)	Payment Frequency	Termination Date	Notional Amount (000)	Value (000)	Net Unrealized Appreciation/ (Depreciation) (000)†
3M Company	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	$(643)	$(642)	$$1
Activision Blizzard	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	10/21/2020	1,287	1,244	(43)
Adobe Systems Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	81	78	(3)
Alphabet Inc-Cl A	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	193	200	7
Alphabet Inc-Cl C	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	188	195	7
Amazon.Com Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	231	225	(6)
Apple Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	614	702	88
Autodesk Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	10/28/2020	2,175	2,171	(4)
Campbell Soup Co	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(479)	(487)	(8)
Carvana Co	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(257)	(241)	16
CBS Corporation	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	10/07/2020	(437)	(428)	9
Centurylink	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(374)	(366)	8
Cerner Corp	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(742)	(834)	(92)
Cimpress	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(989)	(1,021)	(32)
Clorox	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(630)	(611)	19
Coca Cola Company	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(473)	(474)	(1)
Colgate-Palmolive	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(552)	(560)	(8)
Core Laboratories	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(514)	(467)	47
Domino’S Pizza Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(437)	(440)	(3)
Donaldson	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(933)	(946)	(13)
Edgewell Personal Care	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(777)	(691)	86
Facebook	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	161	155	(6)
Fedex	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	06/03/2020	(717)	(626)	91
Five Below	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	10/28/2020	1,976	1,932	(44)
General Mills	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(661)	(672)	(11)
Godaddy Inc - Class A	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(635)	(638)	(3)
Graco Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/13/2020	(928)	(878)	50
Grubhub Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/20/2020	(831)	(691)	140
Halliburton Co	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(794)	(607)	187
Harley-Davidson Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/07/2020	(951)	(909)	42
Helmerich & Payne	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(472)	(362)	110
Hershey	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(521)	(519)	2
Hilton Worldwide	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(433)	(437)	(4)
Hyatt Hotels Corp	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	(434)	(427)	7
Idex Corporation	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(889)	(897)	(8)
International Business Machines	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(1,294)	(1,328)	(34)
Interxion Holding Nv	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	330	359	29
Iron Mountain Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(948)	(926)	22
J2 Global	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(933)	(954)	(21)
Jm Smucker	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(589)	(542)	47
Kellogg	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(720)	(725)	(5)
Keurig Dr Pepper Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(881)	(841)	40
Kimberly-Clark	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(761)	(785)	(24)
Kimco Realty	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(545)	(564)	(19)
Kroger	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(230)	(230)	—
Leggett & Platt Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(890)	(944)	(54)
Lowes Companies	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(985)	(984)	1
Marriott International	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	(432)	(403)	29
Maxim Integrated Products	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(626)	(634)	(8)
Microsoft Corporation	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	263	272	9
Monolithic Power Systems	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(749)	(743)	6
National Oilwell	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(500)	(449)	51

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2019

Equity Swap Agreements
Company Reference	Counterparty	Receive (Pay)	Payment Frequency	Termination Date	Notional Amount (000)	Value (000)	Net Unrealized Appreciation/ (Depreciation) (000)†
Nike Inc, Class B	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	$471	$549	$78
Nordstrom	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(735)	(608)	127
Patterson-Uti Energy	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(501)	(373)	128
Pepsico	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(817)	(828)	(11)
Power Integrations	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(950)	(956)	(6)
Procter & Gamble Company	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(453)	(456)	(3)
Qualcomm	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(1,167)	(1,184)	(17)
Regency Centers	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(585)	(608)	(23)
Salesforce.Com Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/10/2020	604	600	(4)
Scotts Miracle-Gro	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/02/2020	(419)	(406)	13
Siteone Landscape Supply	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(1,073)	(1,085)	(12)
Sl Green Realty Corp	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(360)	(331)	29
Snap On Inc	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(911)	(922)	(11)
Sprouts Farmers Market	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(590)	(525)	65
Tempur Sealy International	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/02/2020	(532)	(535)	(3)
Texas Instruments	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(790)	(811)	(21)
Tootsie Roll Industries	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	09/02/2020	(441)	(448)	(7)
Toro	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(891)	(901)	(10)
Transocean	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(504)	(292)	212
Trimble Navigation Ltd	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(912)	(897)	15
Under Armour Inc, Class A	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(670)	(618)	52
United Parcel Service, Class B	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(827)	(840)	(13)
Vornado Realty Trust	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(444)	(424)	20
Wal Mart Stores	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(1,055)	(1,058)	(3)
Watsco	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(913)	(935)	(22)
Williams-Sonoma	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	08/26/2021	(590)	(597)	(7)
Wingstop	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(414)	(445)	(31)
Zillow Group Inc, Class A	Goldman Sachs International	Fed Funds - (0.50)%	Maturity	05/01/2020	(257)	(197)	60
							$1,292

Percentages are based on Net Assets of $83,996 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
†	Inclusive of accrued dividends and interest related to Total Return Swaps.
(a)	Underlying security for a Total Return Swap.
(b)	Security considered Master Limited Partnership. At September 30, 2019, these securities amounted to $4,119 (000) or 4.9% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

Amounts designated as “—” are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2019

Description	Face Amount (000)†		Value (000)
Schedule of Investments
Corporate Obligations — 54.2%
Communication Services – 10.3%
Comcast
3.300%, 10/01/20		480	$487
2.539%, VAR ICE LIBOR USD 3 Month+0.440%, 10/01/21 (a)		240	241
2.429%, VAR ICE LIBOR USD 3 Month+0.330%, 10/01/20 (a)		480	481
CSC Holdings
5.375%, 07/15/23 (b)		4,076	4,193
Inmarsat Finance
6.500%, 10/01/24 (b)		1,785	1,879
Lee Enterprises
9.500%, 03/15/22 (b)		4,905	4,929
Linkem
7.000%, VAR Euribor 3 Month+7.000%, 08/09/22(a)(b)	EUR	8,896	9,551
Salem Media Group
6.750%, 06/01/24 (b)		462	402
Sirius XM Radio
5.000%, 08/01/27 (b)		2,077	2,152
TEGNA
5.125%, 10/15/19		6,413	6,420
			30,735
Consumer Discretionary – 10.6%
Diamond Sports Group
5.375%, 08/15/26 (b)		1,385	1,440
Dollar Tree
3.003%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/20 (a)		6,500	6,501
Ford Motor Credit
2.922%, VAR ICE LIBOR USD 3 Month+0.790%, 06/12/20 (a) (c)		4,828	4,820
Georg Jensen
6.000%, VAR Euribor 3 Month+6.000%, 05/15/23 (a)	EUR	500	541
Jacktel
10.000%, 12/04/23 (b)		1,700	1,424
Lifefit Group Midco GmbH
7.500%, VAR Euribor 3 Month+7.500%, 07/26/23 (a)	EUR	2,321	2,564
Nexteer Automotive Group
5.875%, 11/15/21 (b)		2,405	2,447
SB Holdco
8.000%, VAR Euribor 3 Month+8.000%, 07/13/22 (a)	EUR	2,000	2,136
Silversea Cruise Finance
7.250%, 02/01/25 (b)		6,500	6,975
Tapestry
4.250%, 04/01/25 (c)		2,935	3,074
			31,922
Consumer Staples – 1.6%
Cott Holdings
5.500%, 04/01/25 (b)		3,440	3,582
Fresh Market
9.750%, 05/01/23 (b)		2,020	1,182
			4,764
Energy – 4.8%
CITGO Petroleum
6.250%, 08/15/22 (b)		1,768	1,795
EP Energy
7.750%, 05/15/26 (b) (d)		2,821	2,130
Golar LNG Partners
6.550%, VAR ICE LIBOR USD 3 Month+4.400%, 05/22/20 (a)		1,000	1,005
Sanjel Corporation
0.000%, 12/31/49 (b) (d) (e)		101	—
0.000%, 12/31/49 (b) (d) (e)		101	—
0.000%, 12/31/49 (b) (d) (e)		101	—
0.000%, 12/31/49 (b) (d) (e)		101	—
0.000%, 12/31/49 (b) (d) (e)		101	—
0.000%, 12/31/49 (b) (d) (e)		101	—
0.000%, 12/31/49 (b) (d) (e)		101	—
0.000%, 12/31/49 (b)(d)(e)(f)(g)		2,700	—
0.000%, 12/31/49 (b) (d) (e)		101	—
SESI
7.750%, 09/15/24		1,209	695
7.125%, 12/15/21		2,446	1,678

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2019

Description	Face Amount (000)†		Value (000)
Ship Finance International
5.750%, 10/15/21		1,622	$1,698
Vantage Drilling International
9.250%, 11/15/23 (b)		3,527	3,439
W&T Offshore
9.750%, 11/01/23 (b)		1,792	1,720
			14,160
Financials – 0.3%
Toll Road Investors Partnership II
6.842%, 02/15/45 (b) (e)		704	195
Vostok New Ventures
5.750%, 10/04/22	EUR	6,670	677
			872
Health Care – 0.3%
Bayer US Finance II
2.736%, VAR ICE LIBOR USD 3 Month+0.630%, 06/25/21(a) (b)		255	254
Hadrian Merger Sub
8.500%, 05/01/26 (b)		765	745
			999
Industrials – 15.7%
America West Airlines Pass-Through Trust, Ser 2000-1
8.057%, 07/02/20		190	198
Borealis Finance
7.500%, 11/16/22 (b)		5,046	4,768
Chembulk Holding
8.000%, 02/02/23 (b)		2,000	1,945
Continental Airlines Pass-Through Trust, Ser 2000-2, Cl A1
7.707%, 04/02/21		344	354
Continental Airlines Pass-Through Trust, Ser 1999-2, Cl C2
6.236%, 03/15/20		23	23
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/22		550	580
Euronav Luxembourg
7.500%, 05/31/22 (b)		1,600	1,624
FXI Holdings
7.875%, 11/01/24 (b)		5,485	4,786
HC2 Holdings
11.500%, 12/01/21 (b)		3,492	3,091
Icahn Enterprises
6.250%, 05/15/26 (b)		2,793	2,936
LSC Communications
8.750%, 10/15/23 (b)		2,941	2,162
MPC Container Ships Invest BV
6.909%, VAR ICE LIBOR USD 3 Month+4.750%, 09/22/22 (a)		2,600	$2,597
Mueller Industries
6.000%, 03/01/27 (c)		10,404	10,534
Stolt-Nielsen
6.375%, 09/21/22		3,700	3,789
Triumph Group
7.750%, 08/15/25		1,055	1,067
6.250%, 09/15/24 (b)		822	857
Welbilt
9.500%, 02/15/24		5,203	5,587
			46,898
Information Technology – 3.8%
CentralNic Group
7.000%, VAR Euribor 3 Month+7.000%, 07/03/23 (a)		1,487	1,649
DXC Technology
3.082%, VAR ICE LIBOR USD 3 Month+0.950%, 03/01/21 (a)	EUR	2,694	2,693
Trimble
4.750%, 12/01/24		4,099	4,403
4.150%, 06/15/23		2,543	2,658
			11,403
Materials – 4.3%
Alcoa Nederland Holding BV
6.750%, 09/30/24 (b)		3,347	3,527
INVISTA Finance
4.250%, 10/15/19 (b)		7,618	7,626
NOVA Chemicals
5.250%, 06/01/27 (b)		1,582	1,653
			12,806
Real Estate – 0.6%
Five Point Operating
7.875%, 11/15/25 (b)		1,813	1,845

Utilities – 1.9%
Pacific Gas & Electric
3.500%, 10/01/20 (d)		5,635	5,677

Total Corporate Obligations
(Cost $167,344) (000)			162,081

Commercial Paper (e) — 13.2%
Consumer Discretionary – 2.5%
Royal Caribbean Cruises
2.273%, 10/15/19 (e)		7,582	7,575

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2019

Description	Number of Warrants/ Face Amount (000)/ Shares	Value (000)
Financials – 2.6%
General Motors Financial
2.368%, 11/18/19 (e)	$7,799	$7,771

Industrials – 5.8%
EI du Pont de Nemours
2.250%, 12/02/19 (e)	6,199	6,174
Sherwin-Williams
2.505%, 10/17/19 (e)	6,082	6,076
Textron
2.226%, 10/08/19 (e)	5,304	5,301
		17,551
Information Technology – 2.3%
Boston Scientific
2.369%, 10/25/19 (e)	5,482	5,474
2.303%, 10/11/19 (e)	1,305	1,304
		6,778
Total Commercial Paper
(Cost $39,679) (000)		39,675

Common Stock — 3.2%
Consumer Discretionary – 1.0%
Appvion (f)(g)	305,017	3,020

Financials – 1.6%
Forum Merger II, Cl A *	230,500	2,328
Landcadia Holdings II, Cl A *	53,500	525
Tuscan Holdings *	113,631	1,114
Tuscan Holdings II *	69,250	679
		4,646
Materials – 0.6%
RA Parent* (f)(g)	56	1,862

Total Common Stock
(Cost $11,264) (000)		9,528

Trade Claims — 0.9%
Utilities – 0.9%
Pacific Gas & Electric (f)(g)	3,025	2,601

Total Trade Claims
(Cost $2,601) (000)		2,601

Warrant — 0.0%
Financials – 0.0%
Tuscan Holdings II*	34,625	$19

Total Warrant
(Cost $17) (000)		19

Bank Loan Obligations — 19.9%(a)
Communication Services – 7.2%
Lee Enterprises
12.000%, 12/15/22	$2,488	2,488
LSC Communications
7.445%, VAR LIBOR USD 1 Month+5.500%, 09/30/22	2,060	1,717
Production Resource Group
9.160%, VAR LIBOR USD 1 Month+7.000%, 08/21/24	2,550	2,499
Windstream Holdings
4.550%, 02/26/21	8,285	8,285
WindStream Services
10.000%, 03/29/21	6,584	6,673
		21,662
Consumer Discretionary – 2.3%
Appvion
8.320%, 06/12/26	83	80
8.100%, VAR LIBOR USD 1 Month+6.000%, 06/12/26	1,258	1,220
Monitronics International
8.604%, 03/29/24	1,203	1,101
Town Sports International
5.544%, VAR LIBOR USD 1 Month+3.500%, 11/15/20	1,096	956
Trico Group
9.104%, VAR LIBOR USD 1 Month+7.000%, 02/02/24	3,581	3,496
		6,853

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2019

Description	Face Amount (000)†	Value (000)
Consumer Staples – 0.7%
BI-LO
10.562%, VAR LIBOR USD 1 Month+8.000%, 05/15/24	$750	$714
10.338%, VAR LIBOR USD 1 Month+8.000%, 05/15/24	739	704
10.127%, VAR LIBOR USD 1 Month+8.000%, 05/15/24	716	681
		2,099
Energy – 5.3%
Crestwood Holdings
9.540%, VAR LIBOR USD 1 Month+7.500%, 02/28/23	4,798	4,561
Fieldwood Energy LLC, Closing Date Loan
7.506%, 04/11/22	4,941	4,271
IEA Energy Services
10.354%, 09/25/24	4,421	4,244
McDermott International
7.104%, VAR LIBOR USD 1 Month+5.000%, 05/12/25	4,265	2,681
		15,757
Health Care – 1.3%
General Nutrition Centers
9.050%, VAR LIBOR USD 1 Month+7.000%, 12/31/22	1,701	1,703
Young Innovations
6.104%, VAR LIBOR USD 1 Month+4.000%, 11/06/24	2,292	2,279
		3,982
Information Technology – 2.7%
Dell International
4.050%, 09/12/25	4,419	4,438
Internap Corp
8.310%, VAR US LIBOR+5.750%, 04/06/22	5,419	3,631
		8,069

Materials – 0.4%
Real Alloy Holding
12.104%, 12/31/49 (f)(g)		1,133	$1,133
10.000%, 12/31/49 (d)(f)		1,776	—
			1,133
Total Bank Loan Obligations
(Cost $63,834) (000)			59,555

Total Investments — 91.4%
(Cost $284,738) (000)			$273,459

Schedule of Securities Sold Short, Not Yet Purchased
Corporate Obligations — (4.4)%
Communication Services – (0.7)%
AT&T
4.250%, 03/01/27		(2,000)	$(2,178)

Consumer Discretionary – (0.3)%
Harley-Davidson
3.500%, 07/28/25		(1,000)	(1,030)

Consumer Staples – (1.1)%
Conagra Brands
7.125%, 10/01/26		(1,000)	(1,223)
Kraft Heinz Foods
3.000%, 06/01/26		(2,000)	(1,981)
			(3,204)
Financials – (0.5)%
SoftBank Group
4.750%, 09/19/24		(1,396)	(1,419)

Health Care – (0.6)%
DaVita
5.125%, 07/15/24		(1,182)	(1,204)
McKesson
3.950%, 02/16/28		(660)	(693)
			(1,897)
Industrials – (0.9)%
General Electric
6.750%, 03/15/32		(2,000)	(2,517)

Materials – (0.3)%
BASF
0.875%, 11/15/27	EUR	(676)	(782)

Total Corporate Obligations
(Proceeds $12,593) (000)			(13,027)

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2019

Description	Shares	Value (000)
Exchange-Traded Fund — (1.6)%
iShares iBoxx High Yield Corporate Bond ETF	(53,040)	$(4,623)

Total Exchange-Traded Fund
(Proceeds $4,653) (000)		(4,623)

Total Securities Sold Short, Not Yet Purchased
(Proceeds $17,246) (000)		$(17,650)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019 is as follows (000):

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	10/03/19	USD	596	CAD	784	$(4)
Brown Brothers Harriman	10/03/19	CAD	784	USD	592	1
Brown Brothers Harriman	10/03/19	EUR	15,171	USD	16,799	261
Brown Brothers Harriman	10/04/19	USD	684	SEK	6,700	(3)
Brown Brothers Harriman	11/05/19	SEK	6,700	USD	685	3
						$258

The following is a list of the inputs used as of September 30, 2019 in valuing the Fund’s investments, securities sold short, not yet purchased, and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$162,081	$—	$162,081
Commercial Paper	—	39,675	—	39,675
Common Stock	4,646	—	4,882	9,528
Trade Claims	—	—	2,601	2,601
Warrant	—	19	—	19
Bank Loan Obligations	—	58,422	1,133	59,555
Total Investments in Securities	$4,646	$260,197	$8,616	$273,459

Securities Sold Short, Not Yet Purchased	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$(13,027)	$—	$(13,027)
Exchange-Traded Fund	(4,623)	—	—	(4,623)
Total Securities Sold Short, Not Yet Purchased	$(4,623)	$(13,027)	$—	$(17,650)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$265	$—	$265
Unrealized Depreciation	—	(7)	—	(7)
Total Other Financial Instruments	$—	$258	$—	$258

*	Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument. See Note 2 in Notes to Financial Statements for additional information.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value (000):

	Common Stock	Trade Claims	Bank Loan Obligations	Total
Beginning balance as of October 1, 2018	$4,477	$—	$1,246	$5,723
Change in unrealized appreciation/ depreciation)	(975)	—	—	(975)
Purchases	1,380	2,601	—	3,981
Sales	—	—	(113)	(113)
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—
Ending balance as of September 30, 2019	$4,882	$2,601	$1,133	$8,616
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(975)	$—	$—	$(975)

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2019

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2019. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at September 30, 2019 (000)	Valuation Technique	Unobservable Inputs	Range
Common Stock	$3,020	Multiples and Comparables methods	4.6x $38mm in EBITDA (total enterprise value) less net debt of $86.9mm on 9mm shares outstanding	4.3x – 12.1x multiple of EBITDA $38.0mm-$46.3mm in EBITDA; $86.9mm-$98.3mm of net debt
Common Stock	1,862	Multiples and Comparables Methods	4.8x $57.5mm in EBITDA (total enterprise value) less net debt of $119.1mm plus $10mm on cash from working capital on 5mm shares outstanding	1.8x-7.4x multiple of EBITDA; $55mm – $60mm in projected EBITDA for 2019
Trade Claims	2,601	Discounted Cash Flow	Company’s unsecured and more liquid bonds maturing in 2022 or earlier are quoted between 99 and 101, market capitalization of equity was nearly $5.2bn	—
Bank Loan Obligations	1,133	Multiples Method	Low level of leverage and coupon of Libor+ 10% (totaling approximately 12.09% as of 9/30/19); loan callable at 100.00 with a minimum of 10 days’ notice	1.8x-2.0x net leverage; $55mm-$60mm in projected EBITDA for 2019

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Percentages are based on Net Assets of $299,410 (000).
*	Non-income producing security.
†	In U,S, dollar unless otherwise indicated.
(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(b)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2019, these securities amounted to $87,254 (000), representing 29.1% of net assets of the Fund.

(c)

This security or a partial position of this security has been committed as collateral for open short positions. The aggregate market value of the collateral as of September 30, 2019 was $ 12,704 (000).

(d)	Security in default on interest payments.
(e)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(f)	Level 3 security in accordance with fair value hierarchy.
(g)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $8,616 (000) and represented 2.9% of Net Assets.

CAD — Canadian Dollar

Cl — Class

ETF — Exchange-Traded Fund

EUR — Euro

EURIBOR — Euro Interbank Offer Rate

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

SEK — Swedish Krona

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

RiverPark Floating Rate CMBS Fund September 30, 2019

Description	Face Amount (000)	Value (000)
Schedule of Investments
Commercial Mortgage-Backed Securities (a) — 100.6%
Non-Agency Mortgage-Backed Obligation – 100.6%
280 Park Avenue Mortgage Trust, Ser 2017-280P, Cl F
4.855%, VAR ICE LIBOR USD 1 Month+2.827%, 09/15/34	$17,000	$17,074
Austin Fairmont Hotel Trust, Ser 2019-FAIR, Cl F
5.050%, VAR ICE LIBOR USD 1 Month+2.800%, 09/15/32	4,000	4,001
BBCMS Mortgage Trust, Ser 2018-TALL, Cl E
4.465%, VAR ICE LIBOR USD 1 Month+2.437%, 03/15/37	3,000	3,006
BBCMS Mortgage Trust, Ser 2019-CLP, Cl E
4.142%, VAR ICE LIBOR USD 1 Month+2.114%, 12/15/31	7,278	7,241
BF Mortgage Trust, Ser 2018-NYT, Cl E
4.528%, VAR ICE LIBOR USD 1 Month+2.500%, 11/15/35	12,000	12,082
BX Commercial Mortgage Trust, Ser 2018-BIOA, Cl F
4.499%, VAR ICE LIBOR USD 1 Month+2.471%, 03/15/37	12,000	12,045
BX Commercial Mortgage Trust, Ser 2018-MCSF, Cl E
4.177%, VAR ICE LIBOR USD 1 Month+2.149%, 04/15/35	8,000	8,030
BX Commercial Mortgage Trust, Ser 20108-IND, Cl G
4.078%, VAR ICE LIBOR USD 1 Month+2.050%, 11/15/35	12,564	12,603
BX Trust, Ser 2018-MCSF, Cl F
4.674%, VAR ICE LIBOR USD 1 Month+2.647%, 04/15/35	$918	$923
BX Trust, Ser 2018-GW, Cl F
4.448%, VAR ICE LIBOR USD 1 Month+2.420%, 05/15/35	4,155	4,176
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl G
5.278%, VAR ICE LIBOR USD 1 Month+3.250%, 12/15/37	12,000	12,104
CG Commercial Mortgage Trust, Ser 2019-SST2, Cl F
4.528%, VAR ICE LIBOR USD 1 Month+2.500%, 12/15/36	2,750	2,756
CHT Mortgage Trust, Ser 2017-CSMO, Cl D
4.278%, VAR ICE LIBOR USD 1 Month+2.250%, 11/15/36	2,700	2,703
Commercial Pass-Through Mortgage Trust, Ser 2018-HCLV, Cl E
4.528%, VAR ICE LIBOR USD 1 Month+2.500%, 09/15/33	5,000	5,001
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl F
4.678%, VAR ICE LIBOR USD 1 Month+2.650%, 05/15/36	5,000	5,016
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl E
4.178%, VAR ICE LIBOR USD 1 Month+2.150%, 05/15/36	10,000	10,024
GS Mortgage Securities Trust, Ser 2018-LUAU, Cl E
4.578%, VAR ICE LIBOR USD 1 Month+2.550%, 11/15/32	9,000	9,017
GS Mortgage Securities Trust, Ser 2018-HULA, Cl E
4.128%, VAR ICE LIBOR USD 1 Month+2.100%, 07/15/25	1,973	1,982
GS Mortgage Securities Trust, Ser 2019-SOHO, Cl E
3.902%, VAR ICE LIBOR USD 1 Month+1.875%, 06/15/36	9,000	8,980

The accompanying notes are an integral part of the financial statements.

RiverPark Floating Rate CMBS Fund September 30, 2019

Description	Face Amount (000)	Value (000)
Hawaii Hotel Trust, Ser 2019-MAUI, Cl E
4.187%, VAR ICE LIBOR USD 1 Month+2.160%, 05/15/38	$8,000	$8,020
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl F
5.038%, VAR ICE LIBOR USD 1 Month+3.010%, 06/15/35	7,000	7,000
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-LAQ, Cl E
5.028%, VAR ICE LIBOR USD 1 Month+3.000%, 06/15/35	3,840	3,870
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl E
4.438%, VAR ICE LIBOR USD 1 Month+2.410%, 06/15/35	2,000	1,999
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-MFP, Cl E
4.128%, VAR ICE LIBOR USD 1 Month+2.160%, 07/15/36	9,700	9,724
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-LAQ, Cl D
4.128%, VAR ICE LIBOR USD 1 Month+2.100%, 06/15/32	2,400	2,416
Monarch Beach Resort Trust, Ser 2018-MBR, Cl E
4.028%, VAR ICE LIBOR USD 1 Month+2.000%, 07/15/35	7,014	7,019
Motel 6 Trust, Ser 2017-MTL6, Cl D
4.178%, VAR ICE LIBOR USD 1 Month+2.150%, 08/15/34	8,427	8,442
MTRO Commercial Mortgage Trust, Ser 2019-TECH, Cl E
4.078%, VAR ICE LIBOR USD 1 Month+2.050%, 12/15/33	$4,000	$4,003
Natixis Commercial Mortgage Securities Trust, Ser 2018-850T, Cl E
3.981%, VAR ICE LIBOR USD 1 Month+1.954%, 07/15/33	1,780	1,780
Stonemont Portfolio Trust, Ser 2017-MONT, Cl E
4.794%, VAR ICE LIBOR USD 1 Month+2.750%, 08/20/30	1,933	1,933

Total Commercial Mortgage-Backed Securities
(Cost $195,062) (000)		194,970

Total Investments — 100.6%
(Cost $195,062) (000)		$194,970

As of September 30, 2019, all of the Fund’s investments were considered Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

Percentages are based on Net Assets of $193,877 (000).
(a)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2019, these securities amounted to $194,970 (000), representing 100.6% of net assets of the Fund.

Cl — Class

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000) September 30, 2019

	RiverPark Large Growth Fund	RiverPark/ Wedgewood Fund	RiverPark Short Term High Yield Fund
Assets:
Investments in Securities, at Value (Note 2)	$53,508	$90,603	$796,808
Cash and Cash Equivalent	851	2,089	4,564
Foreign Currency (Note 2)	—	—	230
Prepaid Expenses	21	26	81
Receivable for Dividend and Interest Income	6	12	8,974
Receivable for Capital Shares Sold	1	19	126
Receivable for Investment Securities Sold	—	—	30,835
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	364
Total Assets	54,387	92,749	841,982
Liabilities:
Payable for Capital Shares Redeemed	4	124	1,182
Income Distribution Payable	—	—	86
Payable for Investment Securities Purchased	—	—	30,694
Payable Due to Adviser (Note 3)	30	51	433
Payable Due to Shareholder Servicing Agent (Note 3)	14	8	62
Payable Due to Administrative Services, Retail Class Shares (Note 3)	7	8	16
Payable Due to Administrative Services, Institutional Class Shares (Note 3)	6	77	95
Payable Due to Administrator (Note 3)	3	5	40
Chief Compliance Officer Fees Payable (Note 3)	—	—	3
Other Accrued Expenses	16	31	250
Total Liabilities	80	304	32,861
Net Assets	$54,307	$92,445	$809,121
Net Assets Consist of:
Paid-in Capital	$33,119	$28,352	$830,109
Total Distributable Earnings/(Loss)	21,188	64,093	(20,988)
Net Assets	$54,307	$92,445	$809,121
Investments in Securities, at Cost	$37,498	$58,627	$800,971
Foreign Currency, at Cost	—	—	230
Net Assets - Institutional Class Shares(1)	24,786,408	80,208,644	777,925,098
Net Assets - Retail Class Shares(1)	$29,520,797	$12,236,445	$31,195,901
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	1,096,249	8,796,456	79,669,661
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	1,331,613	1,376,151	3,210,662
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Institutional Class Shares	$22.61	$9.12	$9.76
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Retail Class Shares	$22.17	$8.89	$9.72

(1)	Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000) September 30, 2019

	RiverPark Long/Short Opportunity Fund	RiverPark Strategic Income Fund	RiverPark Floating Rate CMBS Fund
Assets:
Investments in Securities, at Value (Note 2)	$78,139	$273,459	$194,970
Deposits with Brokers for Securities Sold Short, Not Yet Purchased	—	16,694	—
Cash and Cash Equivalent	4,145	29,290	1,707
Foreign Currency (Note 2)*	—	886	—
Swaps Contracts, at Value (Note 2)	1,950	—	—
Cash Collateral on Swap Contracts	515	—	—
Receivable for Capital Shares Sold	64	748	1,069
Prepaid Expenses	16	47	32
Receivable for Dividend and Interest Income	7	2,595	376
Deferred Offering	—	—	6
Unrealized Appreciation on Forward Foreign Currency Contracts	—	265	—
Total Assets	84,836	323,984	198,160
Liabilities:
Swaps Contracts, at value (Note 2)	658	—	—
Payable for Capital Shares Redeemed	11	901	54
Securities Sold Short, Not Yet Purchased (Note 2)	—	17,650	—
Income Distribution Payable	—	52	34
Unrealized Depreciation on Forward Foreign Currency Contracts	—	7	—
Payable for Investment Securities Purchased	—	5,589	4,000
Payable Due to Adviser (Note 3)	106	163	95
Payable Due to Administrative Services, Institutional Class Shares (Note 3)	31	50	36
Payable Due to Administrator (Note 3)	4	15	8
Payable Due to Shareholder Servicing Agent (Note 3)	2	31	—
Payable Due to Administrative Services, Retail Class Shares (Note 3)	—	10	1
Chief Compliance Officer Fees Payable (Note 3)	—	1	1
Other Accrued Expenses	28	105	54
Total Liabilities	840	24,574	4,283
Net Assets	$83,996	$299,410	$193,877
Net Assets Consist of:
Paid-in Capital	$57,187	$366,092	$193,963
Total Distributable Earnings/(Loss)	26,809	(66,682)	(86)
Net Assets	$83,996	$299,410	$193,877
Investments in Securities, at Cost	$57,083	$284,738	$195,062
Foreign Currency, at Cost	—	925	—
Securities Sold Short, Not Yet Purchased, Proceeds	—	17,246	—
Net Assets - Institutional Class Shares(1)	$79,984,158	$281,043,375	$191,548,467
Net Assets - Retail Class Shares(1)	$4,012,300	$18,366,925	$2,328,608
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	6,355,125	30,868,202	19,186,240
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	322,057	2,020,236	233,386
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Institutional Class Shares	$12.59	$9.10	$9.98
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Retail Class Shares	$12.46	$9.09	$9.98

(1)	Shares and Net Assets have not been rounded.
*	Foreign Currency includes $790,000 of Foreign Currency Deposits at Broker which serves as collateral for Securities Sold Short, Not Yet Purchased.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) For the Year Ended September 30, 2019

	RiverPark Large Growth Fund	RiverPark/ Wedgewood Fund	RiverPark Short Term High Yield Fund
Investment Income:
Dividends	$376	$1,038	$170
Dividends from Master Limited Partnerships	103	—	—
Interest	19	33	32,849
Foreign Taxes Withheld	(6)	—	—
Total Investment Income	492	1,071	33,019
Expenses:
Investment Advisory Fees (Note 3)	334	876	5,582
Shareholder Service Fees(1) (Note 3)	70	41	101
Administrative Services Fee, Retail Class Shares (Note 3)	35	9	56
Administrator Fees (Note 3)	31	81	515
Administrative Services Fee, Institutional Class Shares (Note 3)	23	49	791
Trustees’ Fees (Note 3)	3	9	49
Chief Compliance Officer Fees (Note 3)	2	5	28
Registration Fees	32	34	40
Transfer Agent Fees	16	45	265
Professional Fees	5	9	87
Printing Fees	4	—	33
Custodian Fees	3	26	16
Insurance and Other Fees	10	25	125
Total Expenses	568	1,209	7,688
Net Expenses	568	1,209	7,688
Net Investment Income (Loss)	(76)	(138)	25,331
Net Realized and Unrealized Gain (Loss):
Net Realized Gain From:
Investments	8,098	56,826	999
Foreign Currency Transactions	—	—	343
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(7,312)	(72,022)	(3,185)
Forward Foreign Currency Contracts	—	—	364
Net Realized and Unrealized Gain (Loss)	786	(15,196)	(1,479)
Net Increase (Decrease) in Net Assets Resulting from Operations	$710	$(15,334)	$23,852

(1)	Attributable to Retail Class Shares only.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) For the Year Ended September 30, 2019

	RiverPark Long/Short Opportunity Fund	RiverPark Strategic Income Fund	RiverPark Floating Rate CMBS Fund
Investment Income:
Dividends	$607	$1	$—
Interest	437	19,452	5,042
Dividends from Master Limited Partnerships	189	—	—
Foreign Taxes Withheld	(10)	—	—
Total Investment Income	1,223	19,453	5,042
Expenses:
Investment Advisory Fees (Note 3)	1,353	2,289	722
Administrative Services Fee, Institutional Class Shares (Note 3)	99	338	74
Administrator Fees (Note 3)	54	211	67
Shareholder Service Fees(1) (Note 3)	10	72	3
Administrative Services Fee, Retail Class Shares (Note 3)	6	18	2
Trustees’ Fees (Note 3)	5	20	4
Chief Compliance Officer Fees (Note 3)	3	12	5
Dividend Expense and Interest	346	747	—
Registration Fees	40	44	40
Transfer Agent Fees	28	109	37
Printing Fees	11	15	16
Professional Fees	9	40	8
Custodian Fees	5	9	6
Offering Costs	—	—	44
Pricing Fees	—	—	9
Insurance and Other Fees	15	64	13
Total Expenses	1,984	3,988	1,050
Fees Waived by Adviser (Note 3)	(3)	—	(35)
Administrator Fee Waiver (Note 3)	—	—	(11)
Net Expenses	1,981	3,988	1,004
Net Investment Income (Loss)	(758)	15,465	4,038
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
Investments	14,630	(5,335)	18
Purchased Options	(212)	—	—
Written Options	—	8	—
Securities Sold Short, Not Yet Purchased	2,322	(250)	—
Swaps Contracts	(2,385)	—	—
Forward Foreign Currency Contracts	—	496	—
Foreign Currency Transactions	—	(44)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(16,124)	(5,960)	(256)
Purchased Options	84	—	—
Securities Sold Short, Not Yet Purchased	745	(875)	—
Swaps	1,292	—	—
Forward Foreign Currency Contracts	—	321	—
Foreign Currency Transactions	—	(37)	—
Net Realized and Unrealized Gain (Loss)	352	(11,676)	(238)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(406)	$3,789	$3,800

(1)	Attributable to Retail Class Shares only.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Large Growth Fund		RiverPark/Wedgewood Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net Investment Income (Loss)	$(76)	$2	$(138)	$(1,760)
Net Realized Gain from Investments	8,098	3,530	56,826	181,256
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,312)	6,761	(72,022)	(87,922)
Net Increase (Decrease) in Net Assets Resulting from Operations	710	10,293	(15,334)	91,574

Distributions:(1)
Institutional Class Shares	(2,651)	(1,599)	(86,145)	(74,061)
Retail Class Shares	(3,413)	(2,526)	(11,942)	(5,205)
Total Distributions to Shareholders	(6,064)	(4,125)	(98,087)	(79,266)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	950	4,268	38,091	35,161
Shares Issued as Reinvestment of Distributions	2,651	1,599	77,263	66,255
Shares Redeemed	(926)	(2,746)	(167,225)	(438,463)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	2,675	3,121	(51,871)	(337,047)
Retail Class Shares:
Shares Issued	4,056	2,425	2,510	1,844
Shares Issued as Reinvestment of Distributions	3,383	2,513	11,538	5,100
Shares Redeemed	(6,107)	(5,847)	(17,654)	(22,294)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	1,332	(909)	(3,606)	(15,350)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,007	2,212	(55,477)	(352,397)
Net Increase (Decrease) in Net Assets	(1,347)	8,380	(168,898)	(340,089)
Net Assets:
Beginning of year	55,654	47,274	261,343	601,432
End of year(2)	$54,307	$55,654	$92,445	$261,343
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	48	176	3,706	1,908
Shares Issued as Reinvestment of Distributions	142	72	10,193	3,793
Shares Redeemed	(45)	(113)	(16,762)	(23,508)
Net Increase (Decrease) in Institutional Class Shares	145	135	(2,863)	(17,807)
Retail Class Shares:
Shares Issued	188	105	285	101
Shares Issued as Reinvestment of Distributions	186	115	1,557	294
Shares Redeemed	(296)	(255)	(1,951)	(1,191)
Net Increase (Decrease) in Retail Class Shares	78	(35)	(109)	(796)
Net Increase (Decrease) in Share Transactions	223	100	(2,972)	(18,603)

(1)	Current period presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 8).
(2)	Includes undistributed net investment income of $741 and $(484), respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Short Term High Yield Fund		RiverPark Long/Short Opportunity Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net Investment Income (Loss)	$25,331	$22,992	$(758)	$(1,596)
Net Realized Gain from Investments, Written Options and Securities Sold Short, Forward Foreign Currency Contracts, Foreign Currency Transactions and Not Yet Purchased and Swap Contracts	1,342	482	14,355	4,873
Net Change in Unrealized Appreciation (Depreciation) on Investments, Written Options and Securities Sold Short, Forward Foreign Currency Contracts, Foreign Currency Transactions and Not Yet Purchased and Swap Contracts	(2,821)	1,273	(14,003)	9,125
Net Increase (Decrease) in Net Assets Resulting from Operations	23,852	24,747	(406)	12,402

Distributions:(1)
Institutional Class Shares	(24,223)	(21,102)	(8,597)	(1,043)
Retail Class Shares	(1,084)	(1,891)	(375)	(34)
Total Distributions to Shareholders	(25,307)	(22,993)	(8,972)	(1,077)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	198,525	333,992	21,021	31,504
Shares Issued as Reinvestment of Distributions	22,597	19,438	8,387	1,043
Shares Redeemed	(305,789)	(240,223)	(42,445)	(26,406)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	(84,667)	113,207	(13,037)	6,141
Retail Class Shares:
Shares Issued	3,832	20,008	1,023	2,053
Shares Issued as Reinvestment of Distributions	1,067	1,867	371	33
Shares Redeemed	(23,253)	(88,387)	(1,334)	(1,694)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	(18,354)	(66,512)	60	392
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(103,021)	46,695	(12,977)	6,533
Net Increase (Decrease) in Net Assets	(104,476)	48,449	(22,355)	17,858
Net Assets:
Beginning of year	913,597	865,148	106,351	88,493
End of year(2)	$809,121	$913,597	$83,996	$106,351
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	20,294	34,157	1,690	2,370
Shares Issued as Reinvestment of Distributions	2,313	1,989	757	83
Shares Redeemed	(31,259)	(24,570)	(3,407)	(2,012)
Net Increase (Decrease) in Institutional Class Shares	(8,652)	11,576	(960)	441
Retail Class Shares:
Shares Issued	394	2,055	82	155
Shares Issued as Reinvestment of Distributions	110	192	34	3
Shares Redeemed	(2,388)	(9,070)	(105)	(131)
Net Increase (Decrease) in Retail Class Shares	(1,884)	(6,823)	11	27
Net Increase (Decrease) in Share Transactions	(10,536)	4,753	(949)	468

(1)	Current period presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 8).
(2)	Includes undistributed net investment income of $277 and $1,641 respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Strategic Income Fund		RiverPark Floating Rate CMBS Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019(2)	Year Ended September 30, 2018
Operations:
Net Investment Income	$15,465	$18,395	$4,038	$2,396
Net Realized Gain (Loss) from Investments, Written Options and Securities Sold Short, Forward Foreign Currency Contracts, Foreign Currency Transactions and Not Yet Purchased and Swap Contracts	(5,125)	(9,161)	18	85
Net Change in Unrealized Appreciation (Depreciation) on Investments, Written Options and Securities Sold Short, Forward Foreign Currency Contracts, Foreign Currency Transactions and Not Yet Purchased and Swap Contracts	(6,551)	4,571	(256)	(267)
Net Increase in Net Assets Resulting from Operations	3,789	13,805	3,800	2,214

Distributions:(1)
Institutional Class Shares	(14,694)	(14,428)	(4,563)	(2,316)
Retail Class Shares	(1,218)	(3,910)	(38)	—)
Total Distributions to Shareholders	(15,912)	(18,338)	(4,601)	(2,316)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	152,730	147,854	149,573	2,291
Shares Issued as Reinvestment of Distributions	13,529	13,142	4,060	1,830
Shares Redeemed	(222,758)	(120,413)	(9,418)	(14,190)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	(56,499)	40,583	144,215	(10,069)
Retail Class Shares:
Shares Issued	3,732	39,021	2,532	—
Shares Issued as Reinvestment of Distributions	1,182	3,866	38	—
Shares Redeemed	(24,582)	(104,389)	(237)	—
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	(19,668)	(61,502)	2,333	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(76,167)	(20,919)	146,548	(10,069)
Net Increase (Decrease) in Net Assets	(88,290)	(25,452)	145,747	(10,171)
Net Assets:
Beginning of year	387,700	413,152	48,130	58,301
End of year(3)	$299,410	$387,700	$193,877	$48,130
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	16,498	15,631	14,974	225
Shares Issued as Reinvestment of Distributions	1,467	1,392	407	181
Shares Redeemed	(24,125)	(12,726)	(942)	(1,397)
Net Increase (Decrease) in Institutional Class Shares	(6,160)	4,297	14,439	(991)
Retail Class Shares:
Shares Issued	405	4,128	253	—
Shares Issued as Reinvestment of Distributions	128	410	4	—
Shares Redeemed	(2,658)	(11,081)	(24)	—
Net Increase (Decrease) in Retail Class Shares	(2,125)	(6,543)	233	—
Net Increase (Decrease) in Share Transactions	(8,285)	(2,246)	14,672	(991)

(1)	Current period presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 8).
(2)	Retail Class commenced operations on November 12, 2018.
(3)

Includes undistributed (distributed in excess of) net investment income of $22 and $8, respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year or Period Ended September 30,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Large Growth Fund
Institutional Class Shares
2019	$25.45	$— (2)	$(0.05)	$(0.05)	$—	$(2.79)	$(2.79)
2018	22.61	0.04	4.79	4.83	(0.01)	(1.98)	(1.99)
2017	18.41	0.08	4.22	4.30	(0.10)	—	(0.10)
2016	16.93	0.09	1.69	1.78	— (2)	(0.30)	(0.30)
2015	18.34	0.09	(0.99)	(0.90)	—	(0.51)	(0.51)
Retail Class Shares
2019	$25.08	$(0.06)	$(0.06)	$(0.12)	$—	$(2.79)	$(2.79)
2018	22.36	(0.02)	4.72	4.70	—	(1.98)	(1.98)
2017	18.20	0.02	4.18	4.20	(0.04)	—	(0.04)
2016	16.77	0.06	1.67	1.73	—	(0.30)	(0.30)
2015	18.21	0.05	(0.98)	(0.93)	—	(0.51)	(0.51)
RiverPark/Wedgewood Fund
Institutional Class Shares
2019	$19.91	$(0.01)	$(1.38)	$(1.39)	$—	$(9.40)	$(9.40)
2018	18.95	(0.08)	3.97	3.89	—	(2.93)	(2.93)
2017	16.82	(0.01)	2.17	2.16	(0.03)	—	(0.03)
2016	16.93	0.05	0.60	0.65	(0.08)	(0.68)	(0.76)
2015	18.37	0.06	(0.67)	(0.61)	(0.01)	(0.82)	(0.83)
Retail Class Shares
2019	$19.71	$(0.04)	$(1.38)	$(1.42)	$—	$(9.40)	$(9.40)
2018	18.83	(0.12)	3.93	3.81	—	(2.93)	(2.93)
2017	16.72	(0.04)	2.15	2.11	—	—	—
2016	16.73	0.10 (4)	0.59	0.69	(0.02)	(0.68)	(0.70)
2015	18.21	— (2)	(0.66)	(0.66)	—	(0.82)	(0.82)

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$22.61	2.18%	$24,786	0.95%		0.95%	0.00%	58%
25.45	22.68	24,197	0.95		0.95	0.16	35
22.61	23.47	18,451	0.93		0.93	0.39	13
18.41	10.58	34,056	0.98	(3)	0.90	0.54	33
16.93	(5.03)	34,963	1.00	(3)	0.95	0.47	30

$22.17	1.91%	$29,521	1.23%		1.23%	(0.27)%	58%
25.08	22.34	31,457	1.23		1.23	(0.11)	35
22.36	23.15	28,823	1.22		1.22	0.08	13
18.20	10.36	30,793	1.17	(3)	1.11	0.37	33
16.77	(5.23)	44,634	1.25	(3)	1.23	0.29	30

$9.12	2.63%	$80,209	0.86%		0.86%	(0.07)%	28%
19.91	22.69	232,068	0.92		0.92	(0.41)	21
18.95	12.85	558,476	0.85		0.85	(0.03)	31
16.82	3.88	1,489,036	0.82		0.82	0.28	24
16.93	(3.52)	1,975,999	0.85		0.85	0.34	24

$8.89	2.34%	$12,236	1.13%		1.13%	(0.34)%	28%
19.71	22.37	29,275	1.15		1.15	(0.65)	21
18.83	12.62	42,956	1.08		1.08	(0.20)	31
16.72	4.13 (5)	53,763	0.54	(6)	0.54 (6)	0.58 (7)	24
16.73	(3.83)	111,872	1.16		1.16	(0.02)	24

††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)	Amount represents less than $0.01 per share.
(3)	Ratio includes previously waived investment advisory fees recovered.
(4)

The net investment income per share has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the net investment income per share would have been $0.01 per share.

(5)

Total return has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, total return would have been 3.63%.

(6)

The ratio of net expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the annualized ratio of net expenses to average net assets would have been 1.08%.

(7)

The ratio of net investment income to average net assets has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the annualized ratio of net investment income to average net assets would have been 0.04%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year or Period Ended September 30,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Short Term High Yield Fund
Institutional Class Shares
2019	$9.78	$0.29	$(0.02)	$0.27	$(0.29)	$—	$(0.29)
2018	9.76	0.25	0.02	0.27	(0.25)	—	(0.25)
2017	9.78	0.28	(0.02)	0.26	(0.28)	—	(0.28)
2016	9.78	0.29	— (5)	0.29	(0.29)	—	(0.29)
2015	9.94	0.33	(0.16)	0.17	(0.33)	—	(0.33)
Retail Class Shares
2019	$9.74	$0.26	$(0.01)	$0.25	$(0.27)	$—	$(0.27)
2018	9.73	0.21	0.02	0.23	(0.22)	—	(0.22)
2017	9.75	0.25	(0.02)	0.23	(0.25)	—	(0.25)
2016	9.75	0.27	— (5)	0.27	(0.27)	—	(0.27)
2015	9.92	0.30	(0.16)	0.14	(0.31)	—	(0.31)
RiverPark Long/Short Opportunity Fund
Institutional Class Shares
2019	$13.95	$(0.10)	$0.02	$(0.08)	$(0.11)	$(1.17)	$(1.28)
2018	12.37	(0.22)	1.95	1.73	(0.09)	(0.06)	(0.15)
2017	10.29	(0.20)	2.28	2.08	—	—	—
2016	10.09	(0.18)	0.38	0.20	—	—	—
2015	10.51	(0.15)	(0.27)	(0.42)	—	—	—
Retail Class Shares
2019	$13.81	$(0.13)	$0.03	$(0.10)	$(0.08)	$(1.17)	$(1.25)
2018	12.24	(0.24)	1.93	1.69	(0.06)	(0.06)	(0.12)
2017	10.21	(0.22)	2.25	2.03	—	—	—
2016	10.03	(0.17)	0.35	0.18	—	—	—
2015	10.46	(0.16)	(0.27)	(0.43)	—	—	—

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.76	2.81%	$777,925	0.88%		0.88%	2.96%	112%
9.78	2.79	863,978	0.89		0.89	2.57	193
9.76	2.67	749,232	0.87		0.87	2.89	194
9.78	3.05	606,510	0.84		0.84	2.98	114
9.78	1.72	666,036	0.87		0.87	3.31	90

$9.72	2.56%	$31,196	1.18%		1.18%	2.68%	112%
9.74	2.53	49,619	1.18		1.18	2.16	193
9.73	2.42	115,916	1.16		1.16	2.53	194
9.75	2.81	275,037	1.08		1.08	2.74	114
9.75	1.47	204,234	1.18		1.18	3.00	90

$12.59	0.75%	$79,984	2.18	%(8)	2.18%	(0.83)%	63%
13.95	14.19 †	102,042	3.28	(7)	3.28	(1.67)	59
12.37	20.21	85,001	3.17	(6)	3.17	(1.81)	24
10.29	1.98	104,030	3.13	(3)(4)	3.12	(1.75)	40
10.09	(4.00)	97,196	3.01	(2)(4)	3.00	(1.41)	35

$12.46	0.50%	$4,012	2.38	%(8)	2.48%	(1.04)%	63%
13.81	14.06 †	4,309	3.48	(7)	3.58	(1.86)	59
12.24	19.88	3,492	3.38	(6)	3.49	(2.03)	24
10.21	1.79	3,824	3.33	(3)(4)	3.31	(1.70)	40
10.03	(4.11)	13,246	3.16	(2)(4)	3.19	(1.55)	35

†	Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.
††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)

Dividend expense and stock loan fee totaled 1.16% of average net assets for the year ended September 30, 2015. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

(3)

Dividend expense and stock loan fee totaled 1.35% of average net assets for the year ended September 30, 2016. Had these expenses not been included the ratios would have been 1.78% and 1.98%, respectively.

(4)	Ratios include previously waived investment advisory fees recovered.
(5)	Amount represents less than $0.01 per share.
(6)

Dividend expense and stock loan fee totaled 1.38% of average net assets for the period ended September 30, 2017. Had these expenses not been included the ratios would have been 1.79% and 2.00%, respectively.

(7)

Dividend expense and stock loan fee totaled 1.48% of average net assets for the period ended September 30, 2018. Had these expenses not been included the ratios would have been 1.80% and 2.00%, respectively.

(8)

Dividend expense and stock loan fee totaled 0.38% of average net assets for the period ended September 30, 2019. Had these expenses not been included the ratios would have been 1.80% and 2.00%, respectively. As of April 1, 2019, dividend expense and stock loan fees on short positions were eliminated on a going forward basis.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year or Period Ended September 30,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Strategic Income Fund
Institutional Class Shares
2019	$9.42	$0.41	$(0.30)	$0.11	$(0.43)	$—	$(0.43)
2018	9.52	0.42	(0.10)	0.32	(0.42)	—	(0.42)
2017	9.43	0.54	0.05	0.59	(0.50)	—	(0.50)
2016	9.49	0.52	(0.04)	0.48	(0.54)	—	(0.54)
2015	10.26	0.56	(0.72)	(0.16)	(0.60)	(0.01)	(0.61)
Retail Class Shares
2019	$9.40	$0.39	$(0.30)	$0.09	$(0.40)	$—	$(0.40)
2018	9.50	0.41	(0.11)	0.30	(0.40)	—	(0.40)
2017	9.42	0.52	0.04	0.56	(0.48)	—	(0.48)
2016	9.48	0.49	(0.04)	0.45	(0.51)	—	(0.51)
2015	10.26	0.53	(0.72)	(0.19)	(0.58)	(0.01)	(0.59)
RiverPark Floating Rate CMBS Fund
Institutional Class Shares
2019	$10.14	$0.36	$(0.06)	$0.30	$(0.35)	$(0.11)	$(0.46)
2018	10.16	0.42	(0.03)	0.39	(0.34)	(0.07)	(0.41)
2017(2)	10.00	0.41	0.09	0.50	(0.34)	—	(0.34)
Retail Class Shares
2019*(3)	$10.14	$0.29	$(0.05)	$0.24	$(0.29)	$(0.11)	$(0.40)

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.10	1.17%	$281,043	1.12	%(7)	1.12%	4.41%	39%
9.42	3.46	348,726	1.17	(6)	1.17	4.44	55
9.52	6.39	311,573	1.00	(5)	1.00	5.58	62
9.43	5.34	246,474	0.93	(4)	0.93	5.64	69
9.49	(1.63)	247,726	0.90		0.90	5.57	54

$9.09	1.02%	$18,367	1.33	%(7)	1.33%	4.20%	39%
9.40	3.19	38,974	1.43	(6)	1.43	4.30	55
9.50	6.01	101,579	1.29	(5)	1.29	5.50	62
9.42	5.08	361,203	1.24	(4)	1.24	5.32	69
9.48	(1.98)	391,558	1.19		1.19	5.29	54

$9.98	3.15%	$191,548	0.90	%(8)	0.93%	3.64%	87%
10.14	3.79	48,130	1.00		1.00	4.12	84
10.16	5.07	58,301	1.00		1.39	4.07	10 *

$9.98	2.50%	$2,329	1.24%		1.24%	3.24%	87%

*	Excludes effect of in-kind transfers.
**	Unless otherwise indicated, all ratios for the period have been annualized.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)	Commenced operations on October 3, 2016. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(3)	Commenced operations on November 12, 2018. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(4)

Dividend expense and stock loan fee totaled 0.09% of average net assets for the year ended September 30, 2016. Had these expenses not been included the ratios would have been 0.84% and 1.15%, respectively.

(5)

Dividend expense and stock loan fee totaled 0.13% of average net assets for the year ended September 30, 2017. Had these expenses not been included the ratios would have been 0.87% and 1.16%, respectively.

(6)

Dividend expense and stock loan fee totaled 0.26% of average net assets for the year ended September 30, 2018. Had these expenses not been included the ratios would have been 0.91% and 1.17%, respectively.

(7)

Dividend expense and stock loan fee totaled 0.22% of average net assets for the year ended September 30, 2019. Had these expenses not been included the ratios would have been 0.90% and 1.11%, respectively.

(8)

During the period, the Expense Limitation Agreement was amended on two separate occasions. The amendments were made effective March, 21, 2019 and July 1, 2019. whereby the Total Annual Fund Operation Expenses After Fee Waiver and for Expense Reimbursement would not exceed, on an annual basis 0.90% and 0.85%, respectively for the Institutional Class Shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements September 30, 2019

1. Organization

RiverPark Funds Trust (the “Trust”), was formed on June 22, 2010 as an open-end registered management investment company under the Investment Act of 1940. As of September 30, 2019, the Trust was comprised of six funds: the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Strategic Income Fund and the RiverPark Floating Rate CMBS Fund (each a “Fund” and collectively the “Funds”). The investment objective of the RiverPark Large Growth Fund and RiverPark/Wedgewood Fund is to seek long term capital appreciation. The investment objective of the RiverPark Short Term High Yield Fund, RiverPark Strategic Income Fund and the RiverPark Floating Rate CMBS Fund is to seek high current income and capital appreciation consistent with the preservation of capital. The investment objective of the RiverPark Long/Short Opportunity Fund is to seek long-term capital appreciation while managing downside volatility. Each of the Funds is diversified with the exception of the RiverPark/Wedgewood Fund and the RiverPark Floating Rate CMBS Fund which are non-diversified. Each Fund is registered to offer Institutional Class Shares and Retail Class Shares. Each of the Funds, except the RiverPark Short Term High Yield Fund and the RiverPark Floating Rate CMBS Fund, have registered Class C Shares but they are not intended to be offered at this time. Each class differs as to ongoing fees.

On November 9, 2018, a majority of the shareholders of the RiverPark Floating Rate CMBS Fund (the “Interval Fund”) approved the conversion of the Interval Fund into the New Fund. On November 12, 2018, the conversion of the Interval Fund was completed, and the New Fund commenced operations, assuming all assets and liabilities of the Interval Fund. Following the conversion, the accounting survivor is the Interval Fund. The net assets and shares on the date of acquisition were $48,994,268 and 4,835,718, respectively. All existing shareholders of the Fund were issued an identical number of in-kind shares, on a one-for-one basis, in a tax-free exchange of the New Fund. The New Fund retained the name of the RiverPark Floating Rate CMBS Fund and there were no changes to its investment objective. The RiverPark Floating Rate CMBS Fund’s Retail Class Shares commenced operations on November 12, 2018.

The RiverPark Short Term High Yield Fund was closed to new investors on June 21, 2013. Effective as of the close of business on April 5, 2017 (the “Re-Opening Date”), the RiverPark Short Term High Yield Fund was made publicly available for sale on a limited basis as set forth below.

The following groups will be permitted to purchase Fund shares after the Re-Opening Date:

1.

Shareholders of record of the Fund as of the Re-Opening Date (although if a shareholder closes all accounts in the Fund, additional investment in the Fund from that shareholder may not be accepted) may continue to purchase additional shares in their existing Fund accounts either directly from the Fund or through a financial intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund,

2.	New shareholders may open Fund accounts and purchase directly from the Fund (i.e. not through a financial intermediary), and

3.

Members of the Fund’s Board of Trustees, persons affiliated with RiverPark Advisors, LLC or Cohanzick Management, LLC and their immediate families will be able to purchase shares of the Fund and establish new accounts.

The Fund may from time to time, in its sole discretion, limit the types of investors permitted to open new accounts, limit new purchases or otherwise modify the above policy at any time on a case-by-case basis.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Notes to Financial Statements September 30, 2019

2. Summary of Significant Accounting Policies (continued)

Valuation of Investments — Securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day for the New York Stock Exchange (“NYSE”). If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith through consideration of other factors in accordance with procedures adopted by, and under the general supervision of, the Board of Trustees (“the Board”).

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars on the valuation date. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each day the NYSE is open for business (a “business day”). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund’s calculation of net assets unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

In accordance with the authoritative guidance on fair value measurement and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

● Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

● Level 2 —

Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

● Level 3 —	Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, refer to the Schedules of Investments, Schedules of Securities Sold Short, Not Yet Purchased, open forward currency contracts and list of open swap contracts.

It is the Funds’ policy to recognize transfers into and out of Levels at the end of the reporting period. For the year ended September 30, 2019, there were no significant changes to the Funds’ fair value methodologies.

Notes to Financial Statements September 30, 2019

2. Summary of Significant Accounting Policies (continued)

Securities Sold Short, Not Yet Purchased — As consistent with the RiverPark Long/Short Opportunity Fund’s investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short, not yet purchased by the Fund would not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets. As consistent with the RiverPark Strategic Income Fund’s investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short, not yet purchased by the Fund would not exceed 15% of the value of its net assets. A short sale is the sale by a fund of a security which it does not own in anticipation of purchasing the same security in the future. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds are then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A realized gain, limited to the price at which the Funds sold the security short, or a realized loss, unlimited in size on a standalone basis, will be recognized upon the close of a short sale.

Until the Funds close their short position or replace the borrowed security, the Funds will maintain a segregated account with its custodian containing marginable securities. The Funds may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Funds may maintain higher levels of marginable assets (for example, long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

Written/Purchased Options — Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options as well as purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. Additionally, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may sell uncovered call and put options on securities and stock indices.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may invest up to 50% of the value of their assets, represented by premiums paid, to purchase call and put options on securities and securities indices. The Funds may write covered call and put options on securities and securities indices, so long as the aggregate nominal value does not exceed 200% of the value of its assets.

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

The realized and unrealized gain (loss) from purchased and written options, if any, are disclosed separately on the Statements of Operations.

Notes to Financial Statements September 30, 2019

2. Summary of Significant Accounting Policies (continued)

For the year ended September 30, 2019, the average delta-adjusted monthly market value of equity options was as follows:

Purchased Options
RiverPark Long/Short Opportunity Fund	$48,737
RiverPark Strategic Income Fund	$—
Written Options
RiverPark Long/Short Opportunity Fund	$—
RiverPark Strategic Income Fund	$(916,538)

Swap Agreements — The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase exposure and total return. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks and the interest paid or received by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or monthly during its term.

Notes to Financial Statements September 30, 2019

2. Summary of Significant Accounting Policies (continued)

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Because equity swaps can be illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Swaps are marked-to-market daily and are valued at the unrealized appreciation or depreciation on the instrument based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Net change unrealized gain on swap contracts was $1,292,397 for the year ended September 30, 2019. Periodic reset payments on the total return swap are inclusive of interest, commissions and dividends which are recorded as part of the net realized gains and losses in the Statement of Operations. Net realized loss on swap contracts was $2,384,752 for the year ended September 30, 2019. For the year ended September 30, 2019, the average notional value of equity swaps was as follows:

RiverPark Long/Short Opportunity Fund

Average Monthly Notional Value Long	$1,195,458
Average Monthly Notional Value Short	22,678,617

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of September 30, 2019, the RiverPark Long/Short Opportunity Fund entered into swap agreements with one counterparty, Goldman Sachs International.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Notes to Financial Statements September 30, 2019

2. Summary of Significant Accounting Policies (continued)

The following is a summary by counterparty of the market value of swap agreements and collateral (received)/pledged for the Fund as of September 30, 2019*:

			Gross Amounts not offset in the Statement of Asset and Liabilities
Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Received (Pledged)	Net Amount
$1,950	$—	$1,950	$(658)	$—	$1,292

			Gross Amounts not offset in the Statement of Asset and Liabilities
Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Received (Pledged)	Net Amount
$(658)	$—	$(658)	$658	$—	$—

†

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from swaps can only be netted across transactions governed under the same master agreement with the same legal entity.

*

Collateral received/pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amount received/pledged may exceed this amount and may fluctuate in value.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Notes to Financial Statements September 30, 2019

2. Summary of Significant Accounting Policies (continued)

Master Limited Partnerships — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners.

MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds’ shares. Dividends from MLPs are recorded on the ex-dividend date.

Investment Transactions — Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income and expenses and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Defaulted Investments — Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Notes to Financial Statements September 30, 2019

2. Summary of Significant Accounting Policies (continued)

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund’s do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of September 30, 2019, the RiverPark Strategic Income Fund and the RiverPark Short Term High Yield Fund held forward contracts as currency hedges against foreign bonds. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparty to the forward contracts. As of September 30, 2019, the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund entered into one month forward contracts with one counterparty, Brown Brothers Harriman. In accordance with this policy, the unrealized appreciation and depreciation as of September 30, 2019 is presented as unrealized appreciation or depreciation on forward foreign currency contracts on the Statements of Assets and Liabilities. Realized and change in unrealized gains (losses) on forward contracts are disclosed separately on the Statements of Operations. For the year ended September 30, 2019, the average balances of forward foreign currency exchange contracts were as follows:

Average Monthly Notional Contracts:
RiverPark Strategic Income Fund	$6,683,526
RiverPark Short Term High Yield Fund	3,917,590

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund and RiverPark Long/Short Opportunity Fund, and declared and paid monthly for the RiverPark Short Term High Yield Fund, RiverPark Strategic Income Fund and the RiverPark Floating Rate CMBS Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Income Taxes — Each Fund intends to qualify or continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of, and changes to, tax laws, regulations and interpretations thereof.

Notes to Financial Statements September 30, 2019

2. Summary of Significant Accounting Policies (continued)

As of and during the year ended September 30, 2019, the Funds did not have a tax liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any significant interest or penalties.

Cash and Cash Equivalents — Cash equivalents include short-term, highly liquid investments with a maturity date at time of purchase of three months or less. The Company maintains cash and cash equivalent balances which, at times during the period, exceeded the $250,000 amount insured by the Federal Deposit Insurance Corporation. The Manager manages the risk of loss by banking with major institutions.

Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over a twelve-month period. As of September 30, 2019, the remaining amount still to be amortized for the RiverPark Floating Rate CMBS Fund was $5,746.

3. Agreements

Investment Advisory Agreement — RiverPark Advisors, LLC (“RiverPark”) serves as the Funds’ investment adviser (the “Adviser”). The Adviser has contractually agreed to waive its fees and to absorb expenses of each Fund through January 31, 2020 to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, not yet purchased, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, certain levels as set forth below.

The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s contractual expense limitation for each Fund:

Fund	Advisory Fee Before Contractual Fee Reduction	Expense Limitation (Institutional Class)	Expense Limitation (Retail Class)	Expense Limitation (Class C)*
RiverPark Large Growth Fund	0.65%	1.00%	1.25%	2.00%
RiverPark/Wedgewood Fund	0.65%	1.00%	1.25%	2.00%
RiverPark Short Term High Yield Fund	0.65%	1.00%	1.25%	N/A
RiverPark Long/Short Opportunity Fund	1.50%	1.85%	2.00%	2.85%
RiverPark Strategic Income Fund	0.65%	1.00%	1.25%	2.00%
RiverPark Floating Rate CMBS Fund	0.65%	0.85%**	1.25%	N/A

*	Class C Shares are not currently being offered for sale to investors.
**

Prior to March 21, 2019, the Expense Limitation Agreement for the Institutional Share Class was 1.00%. Effective March 21, 2019, the Expense Limitation Agreement for the Institutional Share Class was prospectively amended to 0.90%. On July 1, 2019, the Expense Limitation Agreement for the Institutional Share Class was prospectively amended to 0.85%.

The Funds have each agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement will not be made if it would cause the annual expense limitation in effect at the time of the waiver or at the time of the reimbursement to be exceeded. This arrangement will remain in effect unless and until the Board approves its modification or termination. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rates in the above table.

Notes to Financial Statements September 30, 2019

3. Agreements (continued)

For the year ended September 30, 2019, the Adviser fee waiver analysis is as follows:

	Unexpired Fee Waivers at September 30, 2018	Fees Waived for the Year Ended September 30, 2019	Fees Recaptured for the Year Ended September 30, 2019	Fee Waivers Expired for the Year Ended September 30, 2019	Unexpired Fee Waivers at September 30, 2019
RiverPark Long/Short Opportunity Fund	$6,909	$3,404	$—	$—	$10,313
RiverPark Floating Rate CMBS Fund	227,747	35,732	(645)	—	262,834

	Expiring 2020	Expiring 2021	Expiring 2022	Total
RiverPark Long/Short Opportunity Fund	$3,714	$3,195	$3,405	$10,314
RiverPark Floating Rate CMBS Fund	219,759	7,344	35,731	262,834

RiverPark provides day-to-day portfolio management services to the RiverPark Large Growth Fund, RiverPark Long/Short Opportunity Fund and the RiverPark Floating Rate CMBS Fund. The Adviser has discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions.

RiverPark oversees the day-to-day portfolio management services provided by the following sub-advisers:

Fund	Investment Sub-Adviser
RiverPark/Wedgewood Fund	Wedgewood Partners, Inc.
RiverPark Short Term High Yield Fund	Cohanzick Management, LLC
RiverPark Strategic Income Fund	Cohanzick Management, LLC

The discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions has been delegated by the Adviser to Wedgewood Partners, Inc. (“Wedgewood”) and Cohanzick Management, LLC with regard to each respective Fund to which such parties serve as sub-adviser. The Adviser pays the sub-advisers a monthly fee based upon the net assets managed by such sub-adviser from the management fee paid to the Adviser pursuant to the Investment Advisory Agreement. The Funds are not responsible for the payment of the sub-advisory fees.

RiverPark (and its affiliated advisers) and Wedgewood may be considered to be affiliates as RiverPark shareholders own approximately 6% of Wedgewood Partners, and the owners of Wedgewood own 2.5% of RiverPark’s holding company. For its services as sub-adviser to the RiverPark/Wedgewood Fund, Wedgewood is entitled to a fee to be paid from RiverPark’s adviser fee, and such fee is calculated daily and paid monthly at an annual rate of 0.325% of RiverPark/Wedgewood Fund’s average net assets in excess of $50,000,000.

Notes to Financial Statements September 30, 2019

3. Agreements (continued)

Administrator, Custodian and Transfer Agent — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ administrator pursuant to an Administration Agreement under which the Administrator provides administrative and accounting services. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and average daily net assets of the Fund. For the year ended September 30, 2019, before the voluntary waiver outlined in the sentences to follow, the Funds incurred $959,110 for these services. The Administrator has voluntarily agreed to waive a portion of their fees for the RiverPark Floating Rate CMBS Fund in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, proxy fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Administrator are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Administrator may discontinue all or part of any of these waivers at any time. For the year ended September 30, 2019, the Administrator voluntarily waived $11,326 in Administration fees. Subsequent to the balance sheet date, an amended Administration Agreement was reached and there were $0 in additional voluntary waivers.

Brown Brothers Harriman & Co. (the “Custodian”) serves as the Funds’ custodian pursuant to a Custodian Agreement.

DST Systems, Inc. (the “Transfer Agent”) serves as the Funds’ transfer agent pursuant to an Agency Agreement.

Distribution Agreement — SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator (the “Distributor”) serves as the Funds’ distributor pursuant to a Distribution Agreement.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets attributable to Retail Class Shares and Institutional Class Shares of the Funds to banks and their affiliates and other institutions, including broker-dealers, as compensation for providing non-distribution related shareholder services. Aggregate compensation for the Institutional Class Shares will not exceed on an annual basis 0.15% of the average daily net assets of such class. As of September 30, 2019, there were no shareholder servicing fees charged to Institutional Class Shares.

The Trust has adopted an administrative services plan under which each Fund may pay a non-distribution related administrative services fee at an annual rate of up to 0.20% and 0.15% of the average daily net assets of the Retail Class Shares and Institutional Class Shares, respectively, to financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs who provide administrative, recordkeeping and support servicing to their customers.

Other — Certain officers and Trustees of the Trust are also officers of the Adviser and the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and any staff are paid for by the Funds as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

Notes to Financial Statements September 30, 2019

4. Investment Transactions

The cost of security purchases and proceeds from security sales and maturities, other than short-term investments, short sales, purchases to cover, written and purchased options, and short-term securities for the year ended September 30, 2019, were as follows:

Fund	Purchases (000)	Proceeds from Sales and Maturities (000)
RiverPark Large Growth Fund	$29,119	$31,072
RiverPark/Wedgewood Fund	37,835	192,125
RiverPark Short Term High Yield Fund	1,542,052	351,334
RiverPark Long/Short Opportunity Fund	54,252	77,781
RiverPark Strategic Income Fund†	129,550	143,759
RiverPark Floating Rate CMBS Fund	232,901	92,245

†	There were purchases in the amount of $4,007(000) and sales in the amount of $4,082 (000) of long-term U.S. Government securities for the year ended September 30, 2019.

5. Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise.

Accordingly the following permanent differences are primarily attributable to disallowance of net operating losses, non-deductible expenses from partnerships, and the utilization of earnings and profits distributed to shareholders on redemption of shares (equalization), adjustments which have been classified to/from the following components of net assets (000):

Fund	Total Distributable Earnings/Loss	Paid-in Capital
RiverPark Large Growth Fund	$(275)	$275
RiverPark/Wedgewood Fund	(18,954)	18,954
RiverPark Long/Short Opportunity Fund	(1,847)	1,847

These reclassifications have no impact on net assets or net asset value per share.

Notes to Financial Statements September 30, 2019

5. Federal Tax Information (continued)

The tax character of dividends and distributions declared during the last two years ended September 30, 2019 and 2018 was as follows (000):

Fund	Ordinary Income	Long-Term Capital Gain	Total
RiverPark Large Growth Fund
2019	$—	$6,064	$6,064
2018	7	4,118	4,125
RiverPark/Wedgewood Fund
2019	—	98,087	98,087
2018	—	79,266	79,266
RiverPark Short Term High Yield Fund
2019	25,307	—	25,307
2018	22,993	—	22,993
RiverPark Long/Short Opportunity Fund
2019	—	8,972	8,972
2018	—	1,077	1,077
RiverPark Strategic Income Fund
2019	15,912	—	15,912
2018	18,338	—	18,338
RiverPark Floating Rate CMBS Fund
2019	4,065	536	4,601
2018	2,316	—	2,316

As of September 30, 2019, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (000):

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Post-October Losses	Current Year Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
RiverPark Large Growth Fund	$—	$5,400	$—	$—	$(146)	$15,933	$1	$21,188
RiverPark/Wedgewood Fund	—	33,823	—	—	(122)	30,392	—	64,093
RiverPark Short Term High Yield Fund	1,091	—	(17,916)	—	—	(4,163)	—	(20,988)
RiverPark Long/Short Opportunity Fund	8,434	—	—	—	(961)	19,993	(657)	26,809
RiverPark Strategic Income Fund	624	—	(55,581)	—	—	(11,724)	(1)	(66,682)
RiverPark Floating Rate CMBS Fund	—	7	—	—	—	(92)	(1)	(86)

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

Notes to Financial Statements September 30, 2019

5. Federal Tax Information (continued)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2019 through September 30, 2019 and specified losses realized on investment transactions from November 1, 2018 through September 30, 2019. The RiverPark Large Growth Fund, RiverPark/Wedgewood Fund and RiverPark Long/Short Opportunity Fund elect to defer the late-year losses of $145,993, $121,717 and $961,423, respectively, and to treat it as having arisen in the following fiscal year.

Funds are permitted to carry forward capital losses indefinitely and such losses will retain their character as either short-term or long-term. As of September 30, 2019, the Funds had capital loss carryforwards as follows (000):

Fund	Short Term Loss	Long Term Loss	Total
RiverPark Short Term High Yield Fund	$12,870	$5,046	$17,916
RiverPark Strategic Income Fund	8,950	46,631	55,581

During the year ended September 30, 2019, the following funds utilized capital loss carryforwards to offset capital gains as follows (000):

Fund	Short Term Loss	Long Term Loss	Total
RiverPark Short Term High Yield Fund	$645	$271	$916

For federal income tax purposes, the cost of investments owned at September 30, 2019 and the net realized gains or losses on securities sold for the period could be different from amounts reported for financial reporting purposes, due to partnership basis adjustments and book versus tax adjustment such as wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds were as follows (000):

Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RiverPark Large Growth Fund	$37,575	$17,472	$(1,539)	$15,933
RiverPark/Wedgewood Fund	60,211	32,119	(1,727)	30,392
RiverPark Short Term High Yield Fund	800,971	1,248	(5,411)	(4,163)
RiverPark Long/Short Opportunity Fund	59,681	22,009	(2,012)	19,997
RiverPark Strategic Income Fund	284,743	2,077	(13,800)	(11,723)
RiverPark Floating Rate CMBS Fund	195,062	209	(301)	(92)

Notes to Financial Statements September 30, 2019

5. Federal Tax Information (continued)

Subsequent to September 30, 2019, the following Funds paid distributions:

Fund	Ex Date	Record Date	Payable Date	Rate (per share)
RiverPark Short Term High Yield Fund
Institutional Class Shares	October 31, 2019	October 30, 2019	November 1, 2019	0.0193
Retail Class Shares	October 31, 2019	October 30, 2019	November 1, 2019	0.0172
RiverPark Strategic Income Fund
Institutional Class Shares	October 31, 2019	October 30, 2019	November 1, 2019	0.0352
Retail Class Shares	October 31, 2019	October 30, 2019	November 1, 2019	0.0332
RiverPark Floating Rate CMBS Fund
Institutional Class Shares	October 31, 2019	October 30, 2019	November 1, 2019	0.0275
Retail Class Shares	October 31, 2019	October 30, 2019	November 1, 2019	0.0254

6. Risks

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest in fixed-income instruments that are or are rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involve greater risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

High-yield securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Funds invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.

Companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Funds, they involve a substantial degree of risk.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund are exposed to the risks of using leverage and short sales. The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may use leverage. Leverage is the practice of borrowing money to purchase securities. These investment practices involve special risks. Leverage can increase the investment returns of the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund will recognize a loss. The risk on a standalone or unhedged short sale is unlimited because the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

Notes to Financial Statements September 30, 2019

6. Risks (continued)

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund are able to invest in options which expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with a fund’s trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a “naked” call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a “naked” put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to a Fund.

The RiverPark Long/Short Opportunity Fund invests in swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the RiverPark Long/Short Opportunity Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. As a registered investment company, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

The RiverPark Long/Short Opportunity Fund is exposed to counterparty credit risk through its investment in swap contracts. The RiverPark Long/Short Opportunity Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The RiverPark Long/Short Opportunity Fund has entered into swap agreements with a single counterparty (Goldman Sachs International), focusing its exposure to the counterparty credit risk of that single counterparty. Furthermore, the swap counterparty’s obligation to the RiverPark Long/Short Opportunity Fund likely will not be collateralized. The RiverPark Long/Short Opportunity Fund typically settles swap agreements on a rolling 13-month basis.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund may invest in bank loan obligations. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle.

Notes to Financial Statements September 30, 2019

6. Risks (continued)

The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

The RiverPark/Wedgewood Fund and RiverPark Floating Rate CMBS Fund are non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the Funds may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the Fund’s value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

The Information Technology sector is an important sector for growth oriented strategies and thus may represent a large percentage of the investments of RiverPark Large Growth, RiverPark Long/Short and RiverPark/Wedgewood. The sector includes a number of important industries such as software & services, hardware & equipment, and semiconductors. Investments in Information Technology are potentially riskier than investments in more mature industries because the nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete and barriers to entry are difficult to determine. Additionally, valuations are often higher, and price movements may be more volatile.

The RiverPark Floating Rate CMBS Fund will invest in commercial real estate debt securities (“CRE Debt”). CRE Debt securities are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CRE Debt may react differently to changes in interest rates than other bonds and the prices of CRE Debt may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CRE Debt.

The CRE Debt securities in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Difficult conditions in the markets for CRE Debt securities and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CRE Debt securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for CRE Debt securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Sub-Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are generally entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Notes to Financial Statements September 30, 2019

6. Risks (continued)

CLOs (collateralized loan obligations) and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws.

A more complete description of risks is included in each Fund’s prospectus and SAI.

7. Other

As of September 30, 2019, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts comprised of one or many individual shareholders.

Fund
RiverPark Large Growth Fund
Institutional Class Shares	78%
Retail Class Shares	88%
RiverPark/Wedgewood Fund
Institutional Class Shares	71%
Retail Class Shares	59%
RiverPark Short Term High Yield Fund
Institutional Class Shares	79%
Retail Class Shares	86%
RiverPark Long/Short Opportunity Fund
Institutional Class Shares	87%
Retail Class Shares	86%
RiverPark Strategic Income Fund
Institutional Class Shares	77%
Retail Class Shares	78%
RiverPark Floating Rate CMBS Fund
Institutional Class Shares	77%
Retail Class Shares	100%

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Notes to Financial Statements September 30, 2019

8. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statements of Changes in Net Assets for the prior fiscal year end represents distributions of net investment income (000):

Fund	Net Investment Income	Net Realized Gains	Total
RiverPark Large Growth Fund
Institutional Class Shares	$(7)	$(1,592)	$(1,599)
Retail Class Shares	—	(2,526)	(2,526)
RiverPark/Wedgewood Fund
Institutional Class Shares	—	(74,061)	(74,061)
Retail Class Shares	—	(5,205)	(5,205)
RiverPark Short Term High Yield Fund
Institutional Class Shares	(21,102)	—	(21,102)
Retail Class Shares	(1,891)	—	(1,891)
RiverPark Long/Short Opportunity Fund
Institutional Class Shares	(619)	(424)	(1,043)
Retail Class Shares	(17)	(17)	(34)
RiverPark Strategic Income Fund
Institutional Class Shares	(14,428)	—	(14,428)
Retail Class Shares	(3,910)	—	(3,910)
RiverPark Floating Rate CMBS Fund
Institutional Class Shares	(1,934)	(382)	(2,316)
Retail Class Shares*	—	—	—

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Share class commenced operations on November 12, 2018, which was during the current fiscal year.

9. New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

10. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
RiverPark Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, schedule of securities sold short, not yet purchased, list of open swap agreements, and list of the open forward foreign currency contracts of RiverPark Funds Trust (the “Trust”) comprising RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Strategic Income Fund, and RiverPark Floating Rate CMBS Fund (the “Funds”) as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods then ended, including the related notes, and the financial highlights for each of the years or periods indicated (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the years or periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers, and agency banks or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 27, 2019

Trustees and Officers of the Trust (Unaudited)

Set forth below are the names, addresses, ages, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of portfolios in the Fund Complex overseen by Trustee, and other directorships outside the Fund Complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the trustees and officers. The SAI may be obtained without charge by calling (888) 564-4517. The following chart lists Trustees and Officers as of September 30, 2019:

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Richard Browne, 156 West 56th Street, 17th Floor, New York, NY 10019 (59)	Independent Trustee	Indefinite; since 2010	President, Rector Management Corp. (real estate and construction company, since 1986); Partner, Sterling Project Development (real estate and construction); Owners Representative, Queens Ballpark Company, LLC (since 2005).	6	None
David Sachs, 156 West 56th Street, 17th Floor, New York, NY 10019 (52)	Independent Trustee	Indefinite; since 2016	Retired (since 2010); Managing Partner, Hocky Capital (1996-2010).	6	None
Ira Balsam, 156 West 56th Street, 17th Floor, New York, NY 10019 (54)	Independent Trustee	Indefinite; since 2012	Retired (since Jan. 2012); Chief Financial Officer, Avenue Capital Management II, L.P. (group of unregistered investment companies, 2002-2011).	6	None
Morty Schaja*, 156 West 56th Street, 17th Floor, New York, NY 10019 (65)	Interested Trustee, President and Chairman of the Board	Indefinite; since 2010	Chief Executive Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009).	6	None
Mitch Rubin*, 156 West 56th Street, 17th Floor, New York, NY 10019 (53)	Interested Trustee	Indefinite; since 2010	Chief Investment Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009).	6	None
Paul Genova, 156 West 56th Street, 17th Floor, New York, NY 10019 (43)	Secretary	Since 2010	Chief Financial Officer, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009); Chief Financial Officer, RiverPark Capital LLC (since 2008)	N/A	N/A

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex**	Other Directorships held by Trustee
Matt Kelly, 156 West 56th Street, 17th Floor, New York, NY 10019 (50)	Vice President	Since 2010	Chief Marketing Officer, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2010).	N/A	N/A
Stephen Connors, One Freedom Valley Drive, Oaks, PA 19456 (35)	Treasurer and Chief Financial Officer	Since 2016	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	N/A	N/A
Bridget Garcia, 480 E. Swedesford Road, Suite 300 Wayne, Pa 19087 (34)	Chief Compliance Officer	Since 2019	Manager, Cipperman Compliance Services (since 2017); Senior Compliance Analyst, Macquarie Capital (2010-2017)	N/A	N/A

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**	The Fund complex includes each series of the Trust.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return—the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Net Annualized Expense Ratios	Expenses Paid During Period**
RiverPark Large Growth Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,063.00	0.94%	$4.86
Hypothetical 5% Return	1,000.00	1,020.36	0.94	4.76

RiverPark Large Growth Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,061.30	1.22	6.30
Hypothetical 5% Return	1,000.00	1,018.95	1.22	6.17

RiverPark/Wedgewood Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,050.70	0.84	4.32
Hypothetical 5% Return	1,000.00	1,020.86	0.84	4.26

RiverPark/Wedgewood Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,049.60	1.10	5.65
Hypothetical 5% Return	1,000.00	1,019.55	1.10	5.57

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Net Annualized Expense Ratios		Expenses Paid During Period**
RiverPark Short Term High Yield Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,012.70	0.87%		$4.39
Hypothetical 5% Return	1,000.00	1,020.71	0.87		4.41

RiverPark Short Term High Yield Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,012.50	1.16		5.85
Hypothetical 5% Return	1,000.00	1,019.25	1.16		5.87

RiverPark Long/Short Opportunity Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,042.20	2.19	†	11.21
Hypothetical 5% Return	1,000.00	1,014.09	2.19		11.06

RiverPark Long/Short Opportunity Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,040.90	2.39	†	12.23
Hypothetical 5% Return	1,000.00	1,013.09	2.39		12.06

RiverPark Strategic Income Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,008.40	1.11	††	5.59
Hypothetical 5% Return	1,000.00	1,019.50	1.11		5.62

RiverPark Strategic Income Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,007.10	1.33	††	6.69
Hypothetical 5% Return	1,000.00	1,018.40	1.33		6.73

RiverPark Floating Rate CMBS Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,019.90	0.85		4.30
Hypothetical 5% Return	1,000.00	1,020.81	0.85		4.31

RiverPark Floating Rate CMBS Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,019.70	1.23		6.23
Hypothetical 5% Return	1,000.00	1,018.90	1.23		6.23

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
†

The annualized expense ratios include dividend expense and stock loan fees incurred during the six month period. Annualized dividend expense and stock loan fees of average net assets totaled 0.39%. Had these expenses not been included the ratios would have been 1.80% and 2.00%, respectively.

††

The annualized expense ratios include dividend expense and stock loan fees incurred during the six month period. Annualized dividend expense and stock loan fees of average net assets totaled 0.22%. Had these expenses not been included the ratios would have been 0.89% and 1.11%, respectively.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited)

Approval of Continuance of Investment Advisory and Sub-Advisory Agreements

At the August 5, 2019 meeting of the Board of Trustees, Fund Counsel reviewed with the Board of Trustees, a memorandum, a copy of which had previously been provided to the Board, that described certain factors that the Board should consider with respect to the continuation of the advisory and sub-advisory agreements, including: (i) the nature, extent, and quality of services to be provided by the investment adviser and the sub-advisers, as appropriate, (ii) the investment performance of the investment adviser and the sub-advisers, as appropriate, with respect to each Fund, (iii) the fees and expenses under the investment advisory and sub-advisory agreements, (iv) the economies of scale expected to be achieved, and (v) the investment adviser’s profitability. Fund Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreements and the weight to be given to each factor. Fund Counsel also noted that each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory and sub-advisory agreements. Fund Counsel stated that to assist the Trustees in making a determination, comparative data (particularly as to fees and expenses and performance) for other mutual funds and peer groups was provided to the Trustees by the Adviser as part of the Board materials.

Executive Session of Independent Trustees

The Independent Trustees then met with Fund Counsel in executive session and considered, among other things, the Adviser’s and each sub-adviser’s responses to the 15(c) questionnaires provided to them by Fund Counsel.

The Amended and Restated Investment Advisory Agreement Dated February 14, 2012 Between RiverPark Advisors, LLC and RiverPark Funds Trust

Nature, Extent and Quality of Service. The Trustees noted that the Adviser provided trading, accounting, compliance, and marketing services to each of the Funds within the Trust. They noted that the Adviser also provided portfolio management services to the Large Growth Fund, the Long/Short Opportunity Fund and the Floating Rate CMBS Fund following its reorganization into the Trust and the fact that Talimco, LLC was no longer the sub-adviser. The Trustees reviewed the background information on the key personnel responsible for advising the Funds, noting that the Adviser’s team has worked together for 15-20 years and has extensive experience and expertise in managing mutual funds and the operations of mutual funds. The Trustees indicated that they were satisfied with the experience of the Adviser’s employees in managing each of the Funds and executing the Funds’ investment strategies. The Trustees noted the Adviser’s investment processes for each of the Funds where it provided portfolio management services as well as the oversight and other investment management services provided to the Funds that have sub-advisers. The Trustees reviewed the attention paid to risk management by the Adviser and sub-advisers relating to the investment strategies of the Funds and the steps used to mitigate the risks, including thoroughly researching investments and diversifying each portfolio over many holdings, with specific position limits in place for each Fund. The Trustees noted their comfort with the various steps taken by the Adviser when supervising each sub-advisory relationship. These steps include obtaining an annual (or more frequent) certification from each sub-adviser regarding material compliance matters, description of the sub-adviser’s written annual compliance review, material changes in each sub-adviser’s investment management process, material changes to how brokers are selected, and average commission rate, as well as other additional information. The Trustees concluded that the Adviser should continue to provide a high-caliber quality of service to each Fund for the benefit of each Fund’s shareholders.

Performance. The Trustees reviewed the performance of each Fund relative to its peer group, Morningstar category, and benchmarks. The contributions of each of the two sub-advisers to the overall performance was also discussed with respect to the specific Funds that such sub-adviser managed. After further discussion, the Trustees concluded that each Fund’s performance was satisfactory.

Fees and Expenses. The Trustees expressed that they had reviewed the advisory fee paid by each Fund and the comparative data provided by the Adviser for each Fund. They agreed that the advisory fee structure was fair and competitive in comparison to other comparable mutual funds as well as other accounts managed by the Adviser. After discussion, the Trustees concluded that the advisory fee charged by each Fund was not unreasonable and was within the range of fees charged by other comparable funds.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

Economies of Scale. The Trustees considered whether each Fund and the Adviser had reached an asset level that suggested a sharing of certain economies. After discussion, the Trustees agreed that no revision to the existing fee structure was necessary at this time.

Profitability. The Trustees reviewed the Adviser’s financial statements. The Trustees noted that the Adviser was generally profitable for the year ended December 31, 2018. After a brief discussion, the Trustees concluded that the Adviser’s profitability on a Fund by Fund basis was not excessive with respect to each Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of each Fund.

The Sub-Advisory Agreement Dated September 20, 2010 by and among RiverPark Advisors, LLC, Cohanzick Management, LLC (“Cohanzick”) and RiverPark Funds Trust

Nature, Extent, and Quality of Service. The Trustees noted that Cohanzick provided portfolio management and trading services to the Short Term High Yield Fund and the Strategic Income Fund. The Trustees recognized that Cohanzick’s investment approach was bottom up and credit specific. They noted that Cohanzick made buy and sell decisions, credit selection, credit review and analysis, and portfolio construction as part of the services it rendered. The Trustees recognized that Cohanzick’s advised assets and assets under management continue to grow. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Short Term High Yield Fund and the Strategic Income Fund and were comfortable with their credentials. The Trustees discussed Cohanzick’s investment approach as a sub-adviser to the Short Term High Yield Fund and the Strategic Income Fund. The Trustees noted that for the Short Term High Yield Fund, Cohanzick focused on principal preservation with income for an effective short-term holding period of three years or less. For the Strategic Income Fund, Cohanzick sought high current income and capital appreciation consistent with preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds, and income producing equities. The Trustees discussed that they were comfortable with the strategies of each of the Funds and concluded that Cohanzick would continue to deliver high quality service to the Funds and the Adviser for the benefit of each Fund’s shareholders.

Performance. The Trustees reviewed the performance of the Short Term High Yield Fund and the Strategic Income Fund relative to their peer groups, Morningstar category and benchmarks. The Trustees noted the contributions of Cohanzick to the overall performance of both Funds. After further discussion, the Trustees concluded that each Fund’s performance was consistent with expectations given the investment strategy and was overall reasonable. The Trustees concluded that Cohanzick should be retained as sub-adviser for the benefit of the Adviser, the Short Term High Yield Fund and the Strategic Income Fund and their respective shareholders.

Fees and Expenses. The Trustees discussed the sub-advisory fees paid by the Adviser to Cohanzick and the sub-advisory services provided to each Fund by Cohanzick. The Trustees recognized that each Fund’s sub-advisory fee was on the higher side compared to each Fund’s peer group but recognized that there were other sub-advisory fees that were still significantly higher. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable with respect to each of the Short Term High Yield Fund and the Strategic Income Fund.

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of each Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The Trustees noted that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Cohanzick’s financial statements. The Trustees recognized that Cohanzick was generally profitable for the year ended December 31, 2018. The Trustees noted that Cohanzick was profitable in connection with the sub-advisory services provided to each of the Short Term High Yield Fund and the Strategic Income Fund. After a discussion, the Trustees concluded that Cohanzick’s profitability with respect to each Fund was not excessive.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

Conclusion. Having requested and received such information from Cohanzick as the Trustees believed to be reasonably necessary to evaluate the terms of each sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Short Term High Yield Fund and the Strategic Income Fund.

The Sub-Advisory Agreement Dated September 20, 2010 by and among RiverPark Advisors, LLC, Wedgewood Partners, Inc. (“Wedgewood”) and the RiverPark Funds Trust

Nature, Extent, and Quality of Service. The Trustees noted that Wedgewood provided portfolio management services to the Wedgewood Fund. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Fund and were comfortable with their credentials. The Trustees discussed Wedgewood’s investment strategy of a focused portfolio of twenty or so carefully researched and studied, best-in-class growth companies, invested at compelling valuations as well as prudently diversified. The Trustees stated that they recognized that Wedgewood’s philosophy and process produced a portfolio that was routinely overweight relative to performance benchmark weightings which had been the reason for the recent underperformance of the Fund. The Trustees discussed that they remained comfortable with the strategies for the Wedgewood Fund and concluded that Wedgewood should continue to deliver high-quality portfolio management services to the Fund for the benefit of the shareholders of the Fund and the Adviser.

Performance. The Trustees considered the recent investment underperformance for the Wedgewood Fund but noted that the sub-adviser continued to believe in the investment strategy and had contributed to the overall returns of the Wedgewood Fund since its inception. The Trustees concluded that although the recent performance was not satisfactory and needed to be improved that Wedgewood should be provided with an opportunity to improve the Fund’s performance.

Fees and Expenses. The Trustees discussed Wedgewood’s sub-advisory fee and noted that it was paid by the Adviser and not the Fund. They noted that the fee was in line with other investment advisory contracts Wedgewood had with its other clients. The Trustees recognized that the fee was also comparable and similar to other funds with similar investment strategies. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable with respect to the Wedgewood Fund.

Economies of Scale. The Trustees considered whether it was likely that the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The Trustees noted that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Wedgewood’s financial statements. The Trustees recognized that Wedgewood continued to profit from its relationship with the Fund and that this profit was incremental to its overall profitability. They also noted that providing the sub-advisory services did not add materially to Wedgewood’s overall expenses or overhead which permitted Wedgewood to maintain its financial viability. After a brief discussion, the Trustees concluded that Wedgewood’s profitability was not excessive.

Conclusion. Having requested and received information from Wedgewood as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Wedgewood Fund.

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2019 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2019, the Funds are designating the following items with regard to distributions paid during the year:

	Long Term Capital Gains Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)
RiverPark Large Growth Fund	100%	0%	100%	0%
RiverPark/Wedgewood Fund	100%	0%	100%	0%
RiverPark Short Term High Yield Fund	0%	100%	100%	0%
RiverPark Long/Short Opportunity Fund	100%	0%	100%	0%
RiverPark Strategic Income Fund	0%	100%	100%	0%
RiverPark Floating Rate CMBS Fund	12%	88%	100%	0%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
RiverPark Large Growth Fund	0%	0%	0%	0%
RiverPark/Wedgewood Fund	0%	0%	0%	0%
RiverPark Short Term High Yield Fund	0%	0%	1%	0%
RiverPark Long/Short Opportunity Fund	0%	0%	0%	0%
RiverPark Strategic Income Fund	0%	0%	55%	0%
RiverPark Floating Rate CMBS Fund	0%	0%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

INVESTMENT ADVISER

RiverPark Advisors, LLC

156 West 56th Street, 17th Floor

New York, New York 10019

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

PRIME BROKER

Goldman Sachs & Co.

200 West Street, 3rd Floor

New York, NY 10282

TRANSFER AGENT

DST Systems, Inc.

333 West 11th Street, 5th Floor

Kansas City, Missouri 64105

ADMINISTRATOR

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

FUND COUNSEL

Blank Rome LLP

405 Lexington Avenue

New York, New York 10174-0208

This information must be preceded or accompanied by a
current prospectus for the Trust.

RPF-AR-001-0900

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a)(2) The audit committee financial experts, Ira Balsam and David Sachs, are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)-(d) Aggregate fees billed by Cohen & Co., Ltd. (the “Cohen & Co.”), to the Registrant for the fiscal years ended September 30, 2019 and September 30, 2018 for professional services rendered by the Registrant’s principal accountant were as follows:

		2019	2018
(a)	Audit Fees	$115,500	$87,500
(b)	Audit-Related Fees	$—	$—
(c)	Tax Fees	$21,500	$17,500
(d)	All Other Fees	$—	$2,200

Audit Fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees include amounts related to the preparation of the Registrant’s tax returns.

All Other Fees include amounts billed for products and services other than those disclosed in paragraphs (a) through (c) of this Item. For the fiscal years ended September 30, 2019 and September 30, 2018, All Other Fees relate to the review of the March 31, 2019 and March 31, 2018 Semi-Annual Reports.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

The Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which requires the Registrant’s Audit Committee to pre-approve all audit and non-audit services provided by the principal accountant to the Registrant. The Policy also requires the Audit Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, if the services relate directly to the Registrant’s operations and financial reporting.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for Cohen & Co.:

	2019	2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant, for non-audit services rendered to the Registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser for the last fiscal year was $0.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

.

Items 13. Exhibits.

(a)(1) The Registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RiverPark Funds Trust

By (Signature and Title)*	/s/ Morty Schaja
Morty Schaja
President

Date: December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Morty Schaja
Morty Schaja
President

Date: December 9, 2019

By (Signature and Title)*	/s/ Stephen P. Connors
Stephen P. Connors
Chief Financial Officer and Treasurer

Date: December 9, 2019

*	Print the name and title of each signing officer under his or her signature.